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                                                                     NUMBER 1 OF
                                   ORIGINAL 4                         EXECUTED
                                                                    COUNTERPARTS

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                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.
                     =======================================

Agreement of Lease, made as of this 6th day of June 1997, between South Ferry
     Building Company, having an office at One State Street Plaza, New York, New York 10004

party of  the  first  part,   hereinafter   referred   to  as  OWNER,*  and  GKN
     Securities, Corp. having an office at 61 Broadway, New York, New York party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire twenty-third (23rd) and twenty-fourth (24th) floors (hereinafter called the "demised premises") in the building known as One State Street Plaza** in the Borough of Manhattan, City of New York, for the term of fifteen (15) years (or until such term shall sooner cease and expire as hereinafter provided) to commence and to end on the dates set forth in Article 40 hereof both dates inclusive, at an annual rental rate as set forth in Article 54 hereof, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall
pay the first monthly   installment(s) on the execution hereof (unless this
lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Rent

     1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy

     2. Tenant shall use and occupy demised premises for general and executive offices and for no other purpose.


Tenant
Alterations:

     3. Tenant shall make no changes in or to the demised premise of any nature without Owner's prior written consent(1). Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations, or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may (2) require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days (3), at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense (4). Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance
and
Repairs

     4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or and for no other purpose. which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window
Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements
of Law,
Fire Insurance,
Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premised, arising out of Tenant's manner of use thereof,

*    or Landlord

**   hereinafter called the "building" or the "Building"



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Tenant may, after securing Owner to Owner's (6) satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company (2) satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to (2) prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's
(6) judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property--
Loss,  Damage,
Reimburse-
ment,  Indem-
nity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.

If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction(7). Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and ommissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case of any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,
Fire and Other
Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall be continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable (8) by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises (9) shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. (10) Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent
Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment,
Mortgage,
Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment (10a). If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capactty of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to
Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, (11) to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. (12) Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right (11) to enter the demised premises at reasonable hours for the purpose of showing the

--------------------
[GRAPHIC] Rider to be added if necessary.

same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.

Vault,
Vault Space,
Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for any vault or area(13) shall be paid by Tenant.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor(14), or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code); then, in any one or more of such events, upon Owner serving a written(14a) days notice upon Tenant specifying the nature of said default and upon the expiration of said(14a) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said(14a) day period, and if Tenant shall not have diligently commenced curing such default within such(14a) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, the Owner may serve a written(14b) days notice of cancellation of this lease upon Tenant, and upon the expiration of said 14b days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such(14b) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid, or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of
Owner and
Waiver of
Redemption:

     18. In case of any such default, re-entry, expiration and/ or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owners option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.

Fees and
Expenses

     19. If Tenant shall default(15) in the observance performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to(6) attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within 15 days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building
Alterations
and
Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known(16). There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

     21. (17)Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of
Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless to the terms and conditions of this lease including but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure
to Give
Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner(18) of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner(19) unless such waiver be in writing signed by Owner (19). No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of
Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.(20)

Inability to
Perform:


     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and
Notices:

     28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, sent by registered or certified mail(20a) addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be delivered to Tenant(20b). Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services
Provided by
Owners:

     29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times;
(b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory (21) purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises (21a) on business days at Owner's expense provided that the same are kept in order by Tenant. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish(22) from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid(23). If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under

Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; [GRAPHIC] (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof(24). If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

     30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

     31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, (25) and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

----------
[GRAPHIC] Rider to be added if necessary.

Adjacent

Excavation -
Shoring:

     32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and
Regulations:

     33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto as Exhibit D and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given (26). In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon to the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. (27)

Security:

Estoppel
Certificate

     35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default. (28)

Successors
and Assigns
[GRAPHIC]

     36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs,

distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.


----------
[GRAPHIC] Space to be filled in or deleted.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                           South Ferry Building Company


                                         By: /s/ [ILLEGIBLE]
------------------------------               ------------------------------
                                             General Partner

Witness for Tenant:                          GKN Securities, Corp.


                                         By: /s/ David M. Nussbaum
------------------------------               ------------------------------
                                             Chairman

                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,    ss.:
County of

     On this_____________________ day of __________________, 19__, before me personally came _______________________________________________________________
to me known, who being by me duly sworn, did depose and say that he resides in
________________________________________________________________________________
that he is the ______________________________of _______________________________
the corporation described in and which executed the foregoing instrument, as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


CORPORATE TENANT
STATE OF NEW YORK,    ss.:
County of
     On this ________________ day of __________________, 19__, before me personally came _______________________________________________________________
to me known, who being by me duly sworn, did depose and say that he resides in
________________________________________________________________________________
that he is the ______________________________of _______________________________
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL OWNER
STATE OF NEW YORK,    ss.:
County or

     On this _________________ day of __________________, 19__, before me personally came _______________________________________________________________
to me known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.


INDIVIDUAL TENANT
STATE OF NEW YORK,            ss.:
 County of

     On this ________________ day of __________________, 19__, before me personally came_________________________________________________________________
to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                     Rider to Printed Form of Lease between
              South Ferry Building Company and GKN Securities, Corp.

1. except that Landlord's consent shall not be required with respect to non-structural, interior alterations which do not affect the exterior of the Building, any area of the Building outside the demised premises or any Building System (hereinafter called"Non-Material Alterations") which cost less than $100,000 in the aggregate and less than $50,000 in any one instance in any calendar year. Landlord's consent to Non-Material Alterations for which its consent shall be required hereunder shall not be unreasonably withheld or delayed.

2.   reasonably

3.   after notice to Tenant

4. Notwithstanding the foregoing, Landlord shall not require Tenant to remove any improvements made in the demised premises by Landlord as part of "Landlord's Work" (as that term is hereinafter defined) whether or not the same shall be of a building standard nature. In addition, Tenant shall not be required to remove installations from the demised premises which were installed by Tenant or at Tenant's expense and which are not shown on Exhibit E annexed hereto, unless the same shall be of a non-building standard nature (e.g. vaults, internal stairways, raised floors or other installations which shall be unusually difficult or expensive to remove). Landlord shall advise Tenant at such time as Landlord shall consent to any installation whether Landlord will require that such installation be removed at the end of the Lease term, provided that Tenant shall request such advice in writing when Tenant requests Landlord's consent to such installation.

5.   and/or the building

6.   reasonable

7. Landlord agrees that it shall not brick up the windows of the demised premises unless same shall be required by law or the requirements of Landlord's insurers or in connection with necessary repairs or alterations to the building.

8.   or inaccessible

9.   and/or access thereto

10. If the demised premises or any part thereof shall be damaged by fire or other casualty as set forth in Article 9, and Landlord is required to or elects to repair and restore the demised premises, and if Landlord has not substantially completed the required repairs and restored the demised premises within twelve (12) months after the date of such fire or other casualty, or within such period thereafter (not to exceed 5 months) as shall equal the aggregate period Landlord may have been delayed in doing so by labor trouble, governmental controls, acts of god, or any other cause beyond Landlord's reasonable control, then Tenant shall have the right to elect to terminate this Lease upon written notice to Landlord and such election shall be effective upon the expiration of thirty (30) days after the date of such notice, unless Landlord substantially completes such restoration within such thirty (30) days period.

10a. The transfer of the outstanding capital stock of any corporate tenant shall be deemed not to include the sale of such stock by persons or parties, through the "over-the-counter market" or through any recognized stock exchange, other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended.

11. upon reasonable notice and accompanied by a representative of Tenant to the extent Tenant makes such a representative readily available.

12. Landlord shall use reasonable efforts to perform such repairs, replacements and improvements in a manner designed to minimize interference with Tenant's business operations in the demised premises provided Landlord shall not be obligated to perform any such repairs, replacements, or improvements on an overtime or premium pay basis.

13.  used by Tenant


14. which in the case of an involuntary filing, is not dismissed within one hundred twenty (120) days

14a. fifteen (15)

14b. five (5)

15.  after notice and the expiration of any applicable grace period

16. In making any such changes, Landlord shall use reasonable efforts to minimize interference with Tenant's business operations in the demised premises provided Landlord shall not be obligated to perform any such changes on an overtime or premium pay basis.

17.  Except as expressly set forth in this lease,

18.  or payment by Tenant

19.  or Tenant

20. unless the failure to interpose such counterclaim shall result in its waiver.

20a. or overnight courier service

20b. if mailed, two Business Days after the dated mailed, or if sent by overnight courier, one Business Day after the day sent

20c. copies of notices sent to Landlord shall be sent to:

                    Bachner, Tally, Polevoy & Misher
                    380 Madison Avenue
                    New York, New York  10017
                    Attention:  Martin D. Polevoy, Esq.

     copies of notices sent to Tenant shall be sent to:

                    Graubard Mollen & Miller
                    600 Third Avenue
                    New York, New York  10016
                    Attention:  Lester Henner, Esq.

21.  and drinking

21a. pursuant to the cleaning specifications annexed hereto as Exhibit B

22.  in excess of ordinary office accumulations

23.  in accordance with the specifications annexed hereto as Exhibit C.

24.  but Landlord shall use diligent efforts to restore same expeditiously.

25.  from and after the date of such sale or lease

26.  in accordance with Article 28 hereof.

27. Landlord shall not enforce or fail to enforce any of the Rules and Regulations so as to impose same upon Tenant in a discriminatory manner.

28. Landlord agrees upon written request from Tenant to provide Tenant with a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the Commencement Date, Expiration Date and the dates to which the Fixed Rent and Additional Charges, as billed, have been paid, stating whether or not, to the best knowledge of Landlord, Tenant is in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which Landlord shall have knowledge, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by Tenant requesting the certificate and by others with whom Tenant may be dealing, regardless of independent investigation; provided, however, that except in connection with (x) a proposed assignment of this lease by Tenant, or (y) a proposed subletting of one or more floors of the Premises, in no event shall Landlord be obligated to provide such statement more frequently than once during any l2-month period.

                                    GUARANTY

Dated: ................................................................ 19......

 ................................................................................
Guarantor

 ................................................................................
Witness

 ................................................................................
Guarantor's Residence

 ................................................................................
Business Address

 ................................................................................
Firm Name


STATE OF NEW YORK   )    ss.:

COUNTY OF           )

     On this _________________ day of ____________________________, 19__, before me personally came .............................................................
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.



                                     ...........................................
                                                       Notary


                   [GRAPHIC] IMPORTANT - PLEASE READ [GRAPHIC]

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.


     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Qwner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.


Address

Premises
================================================================================



                                       TO



================================================================================

                                STANDARD FORM OF

                                     Office
                                     Lease

                    The Real Estate Board of New York, Inc.
                    (C) Copyright 1983. All rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

Dated                                                            19

Rent per Year




Rent per Month



Term
From
To

Drawn by ............................... Checked by ............................

Entered by ............................. Approved by ...........................

================================================================================

RIDER ANNEXED TO AND MADE A PART OF LEASE
DATED AS OF JUNE , 1997
BETWEEN SOUTH FERRY BUILDING COMPANY, LANDLORD
AND GKN SECURITIES, INC., AS TENANT
COVERING THE ENTIRE RENTABLE PORTION OF THE 23RD AND 24TH FLOORS IN THE BUILDING KNOWN AS ONE STATE STREET PLAZA, NEW YORK, NEW YORK


                  37.      Definitions:

                  The following definitions shall have the meanings hereinafter set forth wherever used in this lease or any Exhibits or Schedules annexed hereto (if any):

                  (a) "Tax Base" shall mean one half of the sum of (x) the product obtained by multiplying (i) the amount for which the Land and Building are assessed for the purpose of establishing real estate taxes to be paid by Landlord for the Tax Year (as defined in Section 38(a) hereof) commencing July 1, 1996 and ending on June 30, 1997 by (ii) the real estate tax rate for such Tax Year, and (y) the product obtained by multiplying (i) the amount for which the Land and Building are assessed for the purpose of establishing real estate taxes to be paid by Landlord for the Tax Year (as defined in Section 38(a) hereof) commencing July 1, 1997 and ending on June 30, 1998 by (ii) the real estate tax rate for such Tax Year

                  (b) "Operating Year" shall mean each calendar year, subsequent to the calendar year 1997, in which occurs any part of the term of this lease.

                  (c) "Tenant's Proportionate Share" shall mean 6.712.% pursuant to agreement between Landlord and Tenant.

                  (d) "Wage Rate Multiple" shall mean 47,775 pursuant to agreement between Landlord and Tenant.

                  (e) "Base Wage Rate" shall mean the Wage Rate (as defined in
Section 38(a)(iii) hereof) for the calendar year 1997.

                  (f) "The Broker" shall mean Julien J. Studley, Inc.

                  (g) "Interest Rate" shall mean a rate per annum equal to the lesser of (a) 2% above the lending rate announced from time to time by Chase Manhattan Bank (New York) as such bank's prime rate for 90-day unsecured loans, in effect from time to time or (b) the maximum applicable legal rate, if any.

                  (h) "Legal Requirements" shall mean laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental public or quasi-public authority, whether now or hereafter in force, which may be applicable to the land or building or the demised premises or any part thereof, or the sidewalks, curbs or areas adjacent thereto.

                  38.      Adjustments of Rent:

                  (a) For the purposes of this Article 38, the following definitions shall apply:

                         (i) The term "Taxes" shall mean (A) all real estate
taxes, assessments, sewer rents and water charges, governmental levies, municipal taxes, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever, which are or may be assessed levied or imposed upon all or any part of the land, the building and the sidewalks, plazas or streets in front of or adjacent thereto, and (B) any expenses incurred by Landlord in contesting any of the foregoing set forth in clause (A) of this sentence or the assessed valuations of all or any part of the land and building, etc. or collecting any refund. If, due to a future change in the method of taxation or in the taxing authority, a new or additional real estate tax, or a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord, and/or the land and/or building, in addition to, or in substitution in whole or in part for any tax which would constitute "Taxes", or in lieu of additional Taxes, such tax or imposition shall be deemed for the purposes hereof to be included within the term "Taxes".

                         (ii) The term "Tax Year" shall mean each period of
twelve months, commencing on the first day of July of each such period, in which occurs any part of the term of this lease or such other period of twelve months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

                        (iii) The term "Wage Rate" with respect to any Operating Year shall mean one half of (a) the combined total of the highest minimum regular wage ("base pay") and all other sums, both computed on an hourly basis, required to be paid to or for the benefit of porters and (b) the combined total of the base pay and all other sums, both computed on an hourly basis required to be paid to or for the benefit of office cleaners in each instance engaged in the general maintenance and operation of the office buildings of the type and in the vicinity of the Building pursuant to a collective bargaining agreement negotiated by Realty Advisory Board on Labor Relations, Inc., or any successor thereto, with Local 32B-32J, Building Service Employees International Union, AFL-CIO, or any successor thereto. The Wage Rate shall include, but not be limited to, base pay and all sums paid for pension, welfare, dental and training fund contributions, mandatory bonuses, mandatory or customary overtime pay, social security, unemployment, disability benefits, absent fund, uniforms, incentive pay, health, life, accident, Workers' Compensation and any other type of insurance or benefits. The Wage Rate shall be computed by dividing the combined total amount so required to be paid to or for the benefit of the employee annually, by the number of hours (including mandatory or customary overtime) that the employee is actually required to work annually if the employee takes all of the paid time off to which he or she may be entitled. Such paid time off shall include but not be limited to vacations, holidays, sick days, birthdays, medical check-ups, jury duty, funeral leave, relief time and absence hours. As of the date hereof, a standard work week pursuant to such agreement consists of forty (40) hours in the case of porters and thirty (30) hours in the case of office cleaners. If any such agreement shall require porters to be regularly employed on days or during hours when overtime or other premium pay rates are in effect, then the term "regular average hourly wage rate" shall mean the highest regular average hourly wage rate for the hours in a calendar week during which porters or cleaners are required to be regularly employed (whether or not actually at work in the Building); e.g., if, for example, an agreement between R.A.B. and Local 32B would require the regular employment of porters for 40 hours during a calendar week at a regular average hourly wage of $4.00 for the first 30 hours and at an overtime hourly average wage of $5.00 for the remaining 10 hours, then the regular average hourly wage rate for porters under this subsection would be the sum arrived at by dividing the total weekly average wages of $170.00 by the total number of required hours of employment which is 40 and resulting in a regular average hourly wage rate of $4.25. The computation of the regular average hourly wage rate shall be on the same basis whether based on an hourly or other pay scale but predicated on the number of hours in such respective work weeks, whether paid by Landlord or any independent contractor. If length of service shall be a factor in determining any element of Wage Rate, such as vacation, it shall be conclusively presumed that the employee has had the maximum years of service. Workers' Compensation shall be based on the manual rates for cleaners published by the New York State Workers' Compensation Rating Board. If any such agreement is not entered into or if said Realty Advisory Board (or its successor) shall cease to bargain collectively, then the Wage Rate shall be one-half of the combined total of the highest base pay and other sums as aforesaid, computed on an hourly basis, annually to or for the benefits of porters and cleaning workers engaged in the maintenance and operation of the Building and payable by either Landlord or the contractor furnishing such services, but not in excess of one-half of such combined total of the highest base pay and other sums as aforesaid, computed on an hourly basis, payable annually to or for the benefit of porters and cleaning women engaged in the general maintenance and operation of the buildings of the same type as, and in the vicinity of, the Building.

                         (iv) The term "Class A Office Buildings" shall mean
office buildings in the same class or category as the Building under any building operating agreement between R.A.B. and Local 32B, regardless of the designation given to such office buildings in any such agreement.

                          (v) The term "Escalation Statement" shall mean a
statement setting forth the amount payable by Tenant for a specified Tax Year or Operating Year (as the case may be) pursuant to this Article 38.

               (b) If the Wage Rate for any Operating Year shall be greater than the Base Wage Rate, then Tenant shall in the case of such an increase pay to Landlord as additional rent for the demised premises for such Operating Year an amount equal to the product obtained by multiplying seventy-five (75%) percent of the difference between the Wage Rate for such Operating Year and the Base Wage Rate, by the Wage Rate Multiple. (Example: if the Wage Rate in 1998 shall be ten cents higher than the Base Wage Rate, Tenant shall pay to Landlord for 1998, $3,583.12, which is the product obtained by multiplying seven and one half cents by 47,775.)

               (c) (i) Tenant shall pay as additional rent for each Tax Year a sum (hereinafter referred to as "Tenant's Tax Payment") equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year exceed the Tax Base. Tenant's Tax Payment for each Tax Year shall be due and payable in two (2) equal installments, in advance, on the first day of each June and December during each Tax Year, based upon the Escalation Statement furnished to Tenant for such Tax Year. If there shall be any increase in Taxes for any Tax Year, whether during or after such Tax Year, Landlord shall furnish a revised Escalation Statement for such Tax Year, and Tenant's Tax Payment for such Tax Year shall be adjusted and paid substantially in the same manner as provided in the preceding sentence. Landlord shall, upon Tenant's written request therefor, furnish Tenant with a copy of the tax bills from the applicable taxing authorities for the Tax Year for which such request is made provided such request is made by Tenant prior to 30 days after the expiration of such Tax Year. If during the term of this Lease, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a superior mortgagee) in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then at Landlord's option, Tenant's Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least 30 days prior to the date payments are due to the taxing authorities or the superior mortgagee.

                           (ii) If the real estate tax fiscal year of The City
of New York shall be changed during the term of this Lease, any Taxes for such fiscal year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in such fiscal year included in the particular Tax Year for the purpose of making the computations under this Section 38(c).

                           (iii) If Landlord shall receive a refund of the
Taxes for any Tax Year, Landlord shall either pay to Tenant, or permit Tenant to credit against subsequent payments of fixed rent or additional rent under this Lease, Tenant's Proportionate Share of the net refund (after deducting from such refund the costs and expenses, including, without limitation, reasonable appraisal, accounting and counsel fees of obtaining same, to the extent that such costs and expenses were not included in the Taxes for such Tax
Year); provided, however, such
payment or credit to Tenant shall in no event exceed Tenant's Tax Payment paid for the Tax Year to which such refund relates. Notwithstanding anything to the contrary contained in this Lease, in the event that Landlord receives any refund or abatement of Taxes pursuant to the Lower Manhattan Plan or any other similar plan or abatement that Landlord is required to pass through to tenants of the Building, (as such term is defined in Section 56(a)(i) hereof), (i) Tenant shall not be entitled to any payment or credit under this Lease in connection with such refund or abatement except as set forth in Article 56 hereof and (ii) for purposes of computing Tenant's Tax Payment, there shall not be deducted from Taxes all or any portion of such refund or abatement.

                           (iv) If the Tax Base is reduced as a result of a
certiorari proceeding or otherwise, Landlord shall adjust the amount of each Tenant's Tax Payment previously made, and Tenant shall pay the amount of said adjustment within thirty (30) days after demand setting forth the amount of said adjustment.

               (d) Tenant shall pay to Landlord upon demand, as additional rent, any occupancy tax or rent tax now in effect or hereafter enacted which is not included in Taxes and not payable directly by Tenant to the applicable taxing authority, if payable by Landlord in the first instance or hereafter required to be paid by Landlord.

               (e) Any such adjustment payable by reason of the provisions of
Section 38(b) shall commence as of the first day of the relevant Operating Year and, after Landlord shall furnish Tenant with an Escalation Statement relating to such Operating Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article 38, provided, however, that if said Escalation Statement is furnished to Tenant after the commencement of such Operating Year, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the part of such Operating Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant. In the event that by reason of any Legal Requirement, an increase in the Wage Rate for any Operating Year is reduced or does not take effect, or increases in the Wage Rate for any Operating Year are limited or prohibited, then during the period beginning on the effective date of any such Legal Requirement and ending on the date that such Legal Requirement shall cease to be in effect (hereinafter called the "Control Period"), the Wage Rate for purposes of the adjustment payments to be made by Tenant in accordance with Section 38(b) hereof, shall be deemed to increase for each Operating Year during the Control Period that the Wage Rate is affected by such Legal Requirement at the same annual rate that the same increased for the Operating Year immediately preceding the first Operating Year affected by such Legal Requirement.

               (f) In the event that the commencement date of the term of this lease shall be other than the first day of a Tax Year or an Operating Year or the date of the expiration or other termination of this lease shall be a day other than the last day of a Tax Year or an Operating Year, then, in such event, in applying the provisions of this Article 38 with respect to any Tax Year or Operating Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article 38 taking into consideration the portion of such Tax Year or Operating Year which shall have elapsed after the term hereof commences in the case of the commencement date, and prior to the date of such expiration or termination in the case of the expiration date or other termination.

               (g) Payments shall be made pursuant to this Article 38 notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this lease.

               (h) In no event shall the fixed annual rent ever be reduced by operation of this Article 38 and the rights and obligations of Landlord and Tenant under the provisions of this Article 38 with respect to any additional rent shall survive the termination of this lease.

               (i) Landlord's failure to render an Escalation Statement with respect to any Tax Year or Operating Year, respectively, shall not prejudice Landlord's right to thereafter render an Escalation Statement with respect thereto or with respect to any subsequent Tax Year or Operating Year. Tenant's obligation to pay escalation for any Tax or Operating Year during the term of this lease shall survive the expiration or earlier termination of this lease.

               (j) Each Escalation Statement shall be conclusive and binding upon Tenant unless within 90 days after receipt of such statement Tenant shall notify Landlord that it disputes the correctness of such statement, specifying the particular respects in which such statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay additional rent in accordance with the statement that Tenant is disputing, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's statement.

               (k) Tenant, upon no less than five days prior notice, may elect to have Tenant's designated certified public accountant examine such of Landlord's books and records (collectively, the "Records") as are directly relevant to the Escalation Statement in question. Any such examination shall be commenced by Tenant's designated certified public accountant within 30 days after Tenant's receipt of such Escalation Statement and concluded within 30 days after Landlord shall make the Records available to Tenant for examination. In making such examination, Tenant agrees, and shall cause its designated certified public accountant to agree, to keep confidential any and all information contained in the Records.

               (l) Notwithstanding any language to the contrary contained herein, Tenant shall not be obligated to pay any Tax Payments that may accrue between the date hereof and the first (1st ) anniversary of the Commencement Date.


               39.         Electricity:

               (a) Seven and one-half (7.5) watts of electric current, connected load, per usable square foot of the demised premises, will be supplied by Landlord to the demised premises ( but in no event shall Landlord be obligated to supply more than 6 watts per usable square foot of demand load) and Tenant will pay Landlord or Landlord's designated agent, as additional rent for the supplying of electric current, the sum of (i) an amount computed by applying Tenant's consumption and demand for the billing period in question (as measured by the meter(s) installed in the demised premises for that purpose) to the rates in Service Classification No. 4-I of Consolidated Edison Company of New York, Inc. then in effect (or any successor rate classification thereto), plus, (ii) five (5%) percent of such amount. Where more than one (1) meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent within twenty (20) days of rendition thereof. If any tax is imposed on Landlord's receipt from the sale or resale of electric energy to Tenant by any federal, state or municipal authority other than a tax on the profits, if any, earned by Landlord on such sale or resale of electric energy, Tenant covenants and agrees that where permitted by law, Tenant's share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord. If any meters or other equipment must be installed to furnish electric service to the demised premises on a submetered basis, as herein provided, the same shall be installed by Landlord and Tenant shall pay one half the cost of such installation within thirty (30) days after demand by Landlord. If Tenant shall occupy the demised premises for business purposes and consume electricity prior to the installation of meters in the Premises, then Tenant agrees to pay Landlord the sum of $2.75 per rentable square foot per annum for electricity pursuant to this subsection 39(a) until such time as said meters are installed, said amount to be subject to increase in the same percentage as any increase in SC 4-I rates after the date hereof.

               (b) Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy, steam or other utilities furnished to the demised premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or steam or other utilities or for any other reason. Tenant's use of electric energy in the demised premises shall not at any time exceed the capacity of any of the electrical conductors, machinery and equipment in or otherwise serving the demised premises. In order to ensure that such capacity is not exceeded and to avert possible adverse effect upon the electric service in the Building, Tenant agrees not to connect any additional electrical equipment, fixtures, machinery or appliances of any type to the Building electric distribution system, other than lamps, copiers, typewriters, quotrons, personal computers and other machines incidental to Tenant's business operations which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the demised premises, or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repair or expense or interfere with or disturb other tenants or occupants.

               (c) Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon thirty (30) days' written notice to Tenant, provided that Landlord shall discontinue furnishing electricity to tenants occupying 50% of the Building. From and after the effective date of such termination, Landlord shall no longer be obligated to furnish Tenant with electric energy and Tenant shall not be obligated to pay Landlord the amounts specified in 39(a) hereof for electricity, provided, however, that such termination date may be extended for a time reasonably necessary for Tenant to obtain electric service directly from the public utility company servicing the Building. If Landlord exercises such right of termination, this lease shall remain unaffected thereby and shall continue in full force and effect, and thereafter Tenant shall diligently arrange to obtain electric service directly from the public utility company servicing the Building, and may utilize the then existing electric feeders, risers and wiring serving the demised premises to the extent available and safely capable of being used for such purpose and only to the extent of Tenant's then authorized connected load. Landlord shall be obligated to pay no part of any cost required for Tenant's direct electric service.


               40.        Commencement of Term:

               (a) The term of this lease shall commence on a date (herein referred to as the "Commencement Date") which shall be the earlier of (i) the date the demised premises are ready for occupancy (as defined in paragraph (b) hereof) and Landlord shall have given Tenant at least five (5) days prior notice thereof, or (ii) the date Tenant or anyone claiming under or through Tenant first occupies the demised premises for the conduct of its business, and shall end on the last day of the month in which shall occur the day immediately preceding the fifteenth (15th) anniversary of the Commencement Date (such date on which the term of the lease expires is herein referred to as the "Expiration Date") or until such term shall sooner cease and terminate as herein provided.

               Landlord shall, in accordance with the foregoing, fix the Commencement Date. When the Commencement Date has so been determined, at Landlord's request, Tenant shall within ten (10) days after such request, execute a written agreement confirming such date as the Commencement Date. Any failure of Tenant to execute such written agreement shall not affect the validity of the Commencement Date as fixed and determined by Landlord as aforesaid.

               (b) The demised premises shall be deemed ready for occupancy on the date that, in Landlord's judgment, Landlord's Work (as defined in Article 43 hereof) in the demised premises shall have been substantially completed; and it shall be so deemed (i) notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, or decoration remain to be performed, the non-completion of which do not materially interfere with Tenant's use of the demised premises (ii) notwithstanding the fact that Tenant's cabling and installation of its landscape partitioning have not been completed, and
(iii) if Landlord's Work has been substantially completed except for portions thereof which under good construction scheduling practice should be done after still uncompleted Tenant's Finish Work.

               Tenant agrees that within five (5) Business Days after Landlord's request therefor, Tenant shall inspect the demised premises for purposes of determining whether Landlord's Work has been substantially completed and advise Landlord whether it agrees that Landlord's Work has been substantially completed. If Tenant disputes that Landlord's Work has been substantially completed , it shall specify its reasons therefor in reasonable detail. If Tenant shall not dispute that Landlord's Work has been substantially completed within five (5) Business Days after Landlord's request, then Landlord's Work shall be deemed to be substantially completed for the purposes of establishing the Commencement Date.

               (c) If the occurrence of the conditions set forth in Section (b) hereof and thereby the making of the demised premises ready for occupancy shall be delayed due to any act or omission of Tenant or any of its employees, agents or contractors (including, without limitation, any delay resulting from subsequent changes made by Tenant to the plans annexed hereto) or any failure to plan or to execute Tenant's Finish Work diligently and expeditiously, the demised premises shall be deemed ready for occupancy on the date when they would have been ready but for such delay.

               (d) If and when Tenant shall take actual possession of the demised premises or occupy all or any part thereof for the conduct of its business, it shall be conclusively presumed that the same were in satisfactory condition as of the date of such taking of possession, unless within twenty
(20) days after such date Tenant shall give Landlord notice specifying the respects in which the demised premises were not in satisfactory condition. Submission of a notice hereunder (i.e., a so-called "punch list") shall in no way affect the occurrence of the Commencement Date. Landlord agrees that it shall expeditiously complete any incomplete items of Landlord's Work listed on any such punch list notice.


               41.        Subordination:

               (a) In the event of any act or omission of Landlord that would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing and (ii) unless such act or omission shall be one that is not capable of being remedied by Landlord or such holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which

Landlord would be entitled under this lease or otherwise, after similar notice, to effect such remedy), provided that such holder or lessor shall give Tenant written notice of its intention to remedy such act or omission and shall, with due diligence, commence and continue to do so.

               (b) If the lessor of a superior lease or the holder of a superior mortgage shall succeed to the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, then, at the request of the party so succeeding to Landlord's rights (herein sometimes called the successor landlord) and upon such successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment, this lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant, upon all of the terms, conditions and covenants as are set forth in this lease and shall be applicable after such attornment, except that the successor landlord shall not:

               (i) be liable for any previous act or omission of Landlord under this lease;

               (ii) be subject to any defense or offset, not expressly provided for in this lease, that shall have theretofore accrued to Tenant against Landlord; or

               (iii) be bound by any previous modification of this lease, not expressly provided for in this lease, or by any previous prepayment of more than one month's fixed rent or any additional rent then due, unless such modification or prepayment shall have been expressly approved in writing by the lessor of the superior lease or the holder of the superior mortgage through, or by reason of which, the successor landlord shall have succeeded to the rights of Landlord under this lease.

               (c) Landlord represents that as of the date hereof, there is only one Superior Mortgage with respect to the Real Property, which is held by State Street, L.P. (herein called "State Street"). Landlord shall deliver to Tenant a subordination, non-disturbance and attornment agreement (hereinafter called a "SNDA Agreement") in favor of Tenant from State Street in substantially the form attached hereto as Exhibit D within fifteen (15) days after the execution and unconditional delivery by and to both Landlord and Tenant of this lease by and to both Landlord and Tenant. Tenant agrees that it shall, at the request of Landlord, enter into a SNDA Agreement in the form as annexed hereto as Exhibit D. If Landlord shall fail to obtain such SNDA Agreement within fifteen (15) days after the execution and unconditional delivery by and to both Landlord and Tenant of this lease, then except as expressly set forth below, Landlord shall have no liability therefor, but

Tenant may terminate this lease upon ten (10) days' prior written notice to Landlord furnished at any time during the five (5) day period following the expiration of the foregoing fifteen (15) day period or following such earlier date upon which Landlord has notified Tenant that Landlord will not be able to obtain such SNDA Agreement, and following the expiration of said ten (10) days, this lease shall forthwith terminate unless Landlord has delivered such SNDA Agreement to Tenant and any monies delivered to Landlord by Tenant upon Tenant's execution of this Lease shall be returned to Tenant.


               42.        Directory Listings

               Landlord will, at the request of Tenant, maintain listings on the Building directory of the names of Tenant and any other person, firm, association or corporation in occupancy of the demised premises or any part thereof as permitted hereunder, and the names of any partners or employees of any of the foregoing provided the total number of such listings shall not exceed 20. The listing of any name other than that of Tenant, whether on the doors of the demised premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the demised premises or be deemed to be the written consent of Landlord to the occupancy of any portion of the demised premises by such person, firm, association or corporation, it being expressly understood that any such listing is a privilege extended by Landlord.


               43.        Preparation of Premises:

               (a) Landlord shall, at Landlord's cost and expense ( subject to Tenant's Contribution, as set forth below) perform demolition work in the demised premises and construct and prepare same for Tenant's occupancy in accordance with the plans and specifications listed on Exhibit E annexed hereto (hereinafter called "Tenant's Final Plans"), which Final Plans are initialled by Landlord and Tenant. The installations, facilities, materials and work so to be furnished, installed and performed in the demised premises by Landlord are hereinafter referred to as "Landlord's Work". All other installations, facilities, materials and work which are not on Tenant's Final Plans and which are by or for the account of Tenant to prepare, equip, decorate and furnish the demised premises for Tenant's occupancy, shall be at Tenant's expense and are hereinafter referred to as "Tenant's Finish Work." Notwithstanding anything to the contrary contained herein or on the Tenant's Final Plans, Landlord and Tenant agree that (1) the items set forth on Exhibit E-1 shall in no event be considered items of Landlord's Work, and (2) the Notes on Tenant's Final Plans contain certain requirements for Landlord's general contractor to obtain the approval or review of "Owner" and/or its architect to particular items on Tenant's Final Plans and such references to the approval or review of "Owner" or its architect shall be deemed to be references to the approval or review of Landlord or its architect, it being agreed that Landlord's general contractor shall not be required to obtain from Tenant or its architect any further approval or review of the work set forth on the Tenant's Final Plans. During the performance of Landlord's Work, however, Tenant and its representatives shall be permitted access to the construction site for inspection purposes and Landlord shall make available to Tenant and its representatives copies of shop drawings for Landlord's Work.

               The term "Tenant's Contribution" shall mean the aggregate sum of One Million Sixty Thousand Dollars ($1,060,000.00). Tenant shall be liable to pay to Landlord, as additional rent hereunder, the Tenant's Contribution which shall be payable in three (3) equal installments as each one third (1/3) portion of Landlord's Work are substantially completed, within thirty (30) days after Landlord's demand therefor.

               (b) All engineering drawings required in connection with the Landlord's Work shall be performed by Tenant, at Tenant's expense, by an engineer first approved by Landlord. Landlord hereby approves Robert Director and Associates. Landlord or Landlord's designated agent shall, at Tenant's expense, file all required architectural, mechanical, engineering and electrical drawings and obtain all necessary permits.

               (c) Tenant shall make no changes in the Final Plans submitted by it for Landlord's Work except for de minimis changes based on field variations, without Landlord's consent, which consent shall not be unreasonably withheld or delayed. If Landlord shall consent thereto, Landlord shall advise Tenant of the cost of such changes and if Tenant shall sign a change order for such changes, Landlord shall incorporate such changes into Landlord's Work and the actual cost of such changes, including, without limitation, reasonable architectural and engineering fees actually incurred in connection therewith (without any charge payable to Landlord for Landlord's overhead or general conditions, but the overhead and general conditions payable to Landlord's general contractor shall be included within such cost) shall be borne by Tenant and shall be paid on demand, as additional rent hereunder. Tenant agrees that Tenant shall be responsible pursuant to the provisions of 40(c) hereof for any delay in the substantial completion of Landlord's Work occasioned by any such changes in the Final Plans.
               (d) Landlord shall deliver to Tenant an ACP-5 certificate covering the demised premises from Landlord's licensed technician.

               (e) Notwithstanding any language to the contrary contained herein, in the event that Landlord fails to substantially complete Landlord's Work on or before the date (the "Outside Date") which is eight (8) months after the date this lease is executed by and delivered to both Landlord and Tenant, then provided such failure is not due to the conditions described in Section
34.01 hereof or the acts or omissions of Tenant, its agents, employees, consultants or contractors (such conditions and acts or omissions are hereinafter called "Force Majeure"), then the fixed annual rent payable hereunder shall be abated by one-half day for each day after the Outside Date that Landlord's Work is not substantially complete. In the event that Landlord fails to substantially complete Landlord's Work on or before the date which is thirty (30) days after the Outside Date, then provided such failure is not due to Force Majeure, the fixed annual rent shall be abated for one day for each day after such thirty (30) day period that Landlord's Work is not substantially complete.


               (f) Tenant shall be entitled to enter the demised premises between the date hereof and the Commencement Date to perform items of Tenant's Finish Work which will not interfere (except to a de minimis extent) with Landlord's performance of Landlord's Work, provided that:

                           (i) Tenant shall indemnify and hold harmless Landlord from and against all cost, expense, loss, damage or liability

                                    (including without limitation reasonable attorney's fees) which may arise as a result of or in connection with such entry and performance of Tenant's Finish Work prior to the Commencement Date, provided however that this clause (f)(i) shall not increase Tenant's liability for delays in the substantial completion of Landlord's Work beyond that set forth in Section 40(c) hereof;

                           (ii) Tenant shall immediately upon notice from Landlord cease any work that Landlord reasonably determines is reasonably likely to interfere with the performance and/or substantial completion of Landlord's Work except to a de minimis extent;

                           (iii) all the terms of this lease shall be applicable from and after such entry except for Tenant's obligations to pay fixed annual rent and additional rent hereunder; and

                           (iv)     Tenant shall be responsible for any delays
                            caused to the substantial completion of Landlord's Work in accordance with the provisions of 40 (c) hereof.

               Landlord agrees that it shall use its reasonable efforts to coordinate the performance of Landlord's Work and Tenant's Finish Work, provided however in no event shall Landlord be obligated to incur any additional expense by reason thereof or be obligated to perform any of Landlord's Work on an overtime or premium pay basis and any delay caused by or arising from such coordination shall be Tenant's responsibility in accordance with the provisions of 40(c) hereof. In the event Landlord uses non-union labor in the performance of Landlord's Work and same shall result in a stoppage of Tenant's Finish Work, Tenant shall be entitled to one day of abatement of the fixed annual rent hereunder for each day of such stoppage of Tenant's Finish Work caused solely by Landlord's use of non-union labor.


               44.        Limitation on Liability:

               (a) Landlord represents that it is the fee owner of the Land and the Building. Tenant shall look only to Landlord's estate and interest in the Building and, where expressly so provided in this lease, to offset against the rents payable under this lease, for the satisfaction of Tenant's remedies or for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or liability by Landlord hereunder, and no other property or assets of Landlord and no property of any officer, employee, director, shareholder, partner or principal of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the demised premises.

               (b) Landlord agrees that no property of any officer, employee, director or shareholder of Tenant shall be subject to levy, execution or other enforcement procedure for the satisfaction of Landlord's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the demised premises.


               45.         Miscellaneous:

               (a) If any of the provisions of this lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

               (b) This lease shall be governed in all respects by the laws of the State of New York.

               (c) If, in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

               (d) Tenant shall not be entitled to exercise any right of termination or other option granted to it by this lease (if any) at any time when Tenant is in default after notice and the expiration of any applicable cure period in the performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this lease.

               (e) Tenant shall not place or permit to be placed any vending machines in the demised premises, except with the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld.

               (f) Neither Tenant nor any corporation or other entity controlling, controlled by or under common control with Tenant shall occupy any space in the Building (by assignment, sublease or otherwise) other than the demised premises, except with the prior written consent of Landlord in each instance.

               (g) Tenant agrees that its sole remedies in cases where Landlord's reasonableness in exercising its judgment or withholding its consent or approval is applicable pursuant to a specific provision of this lease, or any rider or separate agreement relating to this lease, if any, shall be those in the nature of an action for injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived, provided however that if Tenant shall obtain a final judgment, not subject to appeal, that Landlord has acted unreasonably and directing that Landlord shall pay Tenant's attorney's fees in such action, Landlord shall be responsible for the payment of such attorney's fees..

               (h) The Article headings of this lease are for convenience only and are not to be given any effect whatsoever in construing this lease.

               (i) This lease shall not be binding unless and until it is signed by both Landlord and Tenant and a fully executed copy thereof is delivered to Landlord and Tenant.

               (j) The Schedules annexed to this lease shall be deemed part of this lease with the same force and effect as if such Schedules were numbered Articles of this lease.

               (k) If the rent hereunder shall commence on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated.

               (l) The listing of any name other than that of Tenant, whether on the doors of the demised premises, on the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this lease or in the demised premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease, to any sublease of the demised premises, or to the use or occupancy thereof by others.

               (m) The terms "Owner" and "Landlord", whenever used in this lease (including, without limitation, in Article 31), shall have the same meaning.

               (n) Notwithstanding any language to the contrary contained in
Article 28 hereof, rent bills may be sent to Tenant and shall be deemed sufficiently given or rendered if delivered to Tenant by regular mail.

               46.         Insurance:

               (a) Tenant, at its expense, shall maintain at all times during the term of this lease (a) "all risk" property insurance covering all present and future Tenant's Property and Tenant's improvements and betterments installed by or on behalf of Tenant to a limit of not less than the full replacement value thereof, such insurance to include a replacement cost endorsement, and (b) comprehensive general liability insurance, including contractual liability, in respect of the demised premises and the conduct or operation of business therein, with Landlord and its managing agent, if any, and each Superior Mortgagee or Superior Lessor whose name and address shall previously have been furnished to Tenant, as additional insureds, with limits of not less than Three Million ($3,000,000) Dollars combined single limit for bodily injury and property damage liability in any one occurrence, (c) steam boiler, air-conditioning or machinery insurance, if there is a steam boiler or pressure object or similar equipment in the demised premises, with Landlord and its managing agent, if any, and each Superior Lessor or Superior Mortgagee whose name and address shall previously have been furnished to Tenant, as additional insureds, with limits of not less than Five Million ($5,000,000) Dollars and (d) when Alterations are in progress, "Builders Risk" insurance and general liability insurance, with completed operation endorsement, for any occurrence in or about the Building, with Landlord and its managing agent, if any, and each Superior Lessor or Superior Mortgagee whose name and address shall previously have been furnished to Tenant, as additional insureds, with limits as Landlord shall reasonably require. The limits of such insurance shall not limit the liability of Tenant. Tenant shall deliver to Landlord and any additional insureds such fully paid-for policies or certificates of insurance, in form reasonably satisfactory to Landlord issued by the insurance company or its authorized agent. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insureds such renewal policy or a certificate thereof at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A VIII or better or the then equivalent of such rating, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Landlord and any additional insureds are given at least thirty (30) days prior written notice of such cancellation or modification. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default. The proceeds of policies providing "all risk" property insurance of the leasehold improvements and betterments in the demised premises shall be payable to Landlord, Tenant and each Superior Lessor and Superior Mortgagee as their interests may appear. Landlord and Tenant shall cooperate with each other in connection with the collection of any insurance monies that may be due in the event of loss and each party shall execute and deliver to the other such proofs of loss and other instruments which may be required to recover any such insurance monies.

               (b) Landlord and Tenant agree that they will endeavor to obtain the clauses referred to in Article 9 hereof entitling them to give the releases provided therein and Landlord and Tenant agree to advise the other promptly if such clauses cannot be obtained. Landlord and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses.


               47.       Late Payment Charge:

               If Tenant shall make any payment of fixed rent, additional rent or other charges more than ten (10) days after the same is due and payable Tenant shall pay a late payment charge on the amount due equal to the interest accrued on the amount due at the lower of the Interest Rate or the highest rate permitted by law from the date such installation or payment shall have become due to the date of the payment thereof. Such amount shall be payable as additional rent hereunder.

               48.       Brokerage:

               Landlord and Tenant each covenants, represents and warrants that it has had no dealings or communications with any broker or agent in connection with the consummation of this lease other than the Broker, and Landlord and Tenant each covenants and agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than the Broker hereinabove set forth with whom the indemnifying party dealt with respect to this lease or the negotiation thereof. Landlord shall pay any commission or other charge which may be due to the Broker in connection with this lease pursuant to separate agreement.


               49.       Condenser Water.

               49.1. Landlord is installing as part of Landlord's Work supplemental air conditioning units (hereinafter called the "Supplemental Units")as shown on Tenant's Final Plans. Any such Supplemental Units so installed in the demised premises shall be maintained by Tenant throughout the term of this Lease at Tenant's sole cost and expense. During the term of the Lease, Landlord shall furnish up to 44 tons of condenser water from the Building tower for Tenant's use in connection with the Supplemental Units, and Tenant shall pay, as additional rent, at the same time and together with the payments of the monthly rent under this Lease, the amounts set forth in this
Section 49.1 ( hereinafter called the "Condenser Water Charges") The Condenser Water Charges are twenty-five cents ($0.25) per ton per hour of the maximum permitted use ( whether or not Tenant shall use such maximum )per year, which rate shall be increased on each anniversary of the Commencement Date to an amount equal to 104% of the Condenser Water Charges payable during the immediately preceding year ( without regard to any abatement or setoff which might then have been in effect). Tenant's Supplemental Units shall, upon expiration or earlier termination of this Lease, become and remain the property of Landlord and shall be surrendered by Tenant with the demised premises. Tenant shall obtain and maintain, at Tenant's sole cost and expense, all permits necessary for the operation of the Supplemental Units.



               50.       Addendum to Article 11:

               50.1 Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise (a) assign in whole or in part or otherwise transfer in whole or in part this lease or the term and estate hereby granted,
(b) sublet the demised premises or any part thereof, or allow the same to be used, occupied or utilized by anyone other than Tenant, (c) mortgage, pledge, encumber or otherwise hypothecate this lease or the demised premises or any part thereof in any manner whatsoever or (d) permit the demised premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant, without in each instance obtaining the prior written consent of Landlord. Tenant shall not advertise or publicize in any way the availability of the demised premises for assignment or subletting in any way that shall state the name (as distinguished from the address) of the Building or the proposed rental, or otherwise specifying a rental rate.

               50.02 (a) The Tenant named herein, shall have the right, without requiring the prior consent of Landlord, to assign its interest in this lease, for the use permitted in this lease, or sublet the whole or part of the demised premises on one or more occasions to any number of affiliates of the Tenant named herein. For the purposes of this Article 50, an "affiliate" of the Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant and the term "control" as used with respect to any corporation, partnership, or other business entity shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership, or other business entity whether through the ownership of voting securities or contract. Any transfer or cessation of control over any affiliate to which this lease is assigned shall constitute an assignment of this lease to which all of the provisions of this Article 50 (other than Section 50.02(c)) shall apply. No such assignment shall be valid or effective unless, within ten
(10) days after the execution thereof, Tenant shall deliver to Landlord all of the following: (I) a duplicate original instrument of assignment, in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, in which Tenant shall (A) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this lease, by statute or rule of law, and (B) acknowledge that Tenant's obligations with respect to this lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this lease (subject however to the provisions of Section 50.05 hereof) (iii) any further assignment or transfer of Tenant's interest in this lease, (iv) any exercise, non-exercise or waiver by Landlord of any right, remedy, power or privilege under or with respect to this lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, and (C) expressly waive and surrender any then existing defense to its liability hereunder it being the purpose and intent of Landlord and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be bound by, all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed.

                 (b) Tenant may, upon written notice to Landlord, but without Landlord's written consent, permit any "affiliates" (as hereinabove defined) to use the whole or part of the demised premises for any of the uses permitted to Tenant. Such use shall not be deemed to vest in any such affiliates any right or interest in this lease or in the demised premises, nor shall such use release, relieve, discharge or modify any of Tenant's obligations hereunder.

                 (c) Tenant may upon written notice to Landlord, but without Landlord's written consent, assign or transfer its entire interest in the lease and the leasehold estate hereby created or sublet the whole or a part of the demised premises on one or more occasions to a "successor corporation" of Tenant, as such term is hereinafter defined, provided that Tenant shall not be in default, after notice and the expiration of any applicable grace period, in any of the terms, covenants, conditions and agreements of this lease, including but not limited to the payment of the Fixed Rent or Additional Charges payable by Tenant hereunder. A "successor corporation" as used in this Section 50.02(c) shall mean (i) a corporation into which or with which Tenant, its corporate or other successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations or any other business entities, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations or any other business entities or persons participating in such merger or consolidation are assumed by the corporation surviving such merger or consolidation or (ii) a corporation acquiring this lease and the term hereby demised , the good-will and all or substantially all of the other property and assets (other than capital stock of such acquiring corporation) of Tenant, its corporate successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its corporate successors and assigns, or (iii) any corporate successor to a successor corporation becoming such by either of the methods described above in clauses (i) and (ii). The acquisition by Tenant, its corporate successors or assigns, of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed to be a merger of such corporation into Tenant for the purpose of this Section 50.02(c). A "successor corporation" shall, pursuant to this paragraph (c), have all of the rights and obligations of Tenant hereunder.

               50.03. If this lease be assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the demised premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Fixed Rent and Additional Charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 50.01 hereof, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to a particular assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered a consent by Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this
Article 50. References in this lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but shall also include licensees and others claiming under or through Tenant, immediately or remotely.

               50.04. Any assignment or transfer, whether made with Landlord's consent pursuant to Section 50.01 hereof or without Landlord's consent pursuant to Section 50.02 hereof, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in Section 50.01 hereof shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of Fixed Rent and/or Additional Charges by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Fixed Rent and Additional Charges and for the performance and observance of other obligations of this lease on the part of Tenant to be performed or observed.

               50.05. The joint and several liability of Tenant and any immediate or subsequent successor in interest of Tenant and the due performance of the obligations of this lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease. If any such agreement or modification operates to increase the obligations of a tenant under this Lease, the liability of the Tenant or any of its successors in interest as Tenant (unless such party shall expressly consent in writing to such agreement or modification) shall continue to be no greater than if such agreement or modification had not been made.

               50.06. The listing of any name other than that of Tenant, whether on the doors of the demised premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the demised premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease or to any sublease of the demised premises or to the use or occupancy thereof by others.

               50.07. Notwithstanding anything to the contrary contained in this
Article 50:

               (a) If Tenant shall at any time or times during the term of this lease desire to assign this lease other than by an assignment contemplated by Section 50.02 hereof, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (i) a term sheet specifying the terms of the proposed assignment and all proposed ancillary documents to be executed in connection with such proposed assignment (hereinafter called the "Assignment Notice"), the effective date of which shall be at least thirty (30) days after the giving of such notice, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee, the nature of its business and its proposed use of the demised premises, (iii) any current financial information with respect to the proposed assignee that Tenant has received in connection with the proposed assignment and:

                           (i) Upon receipt of the same, Landlord shall
then have the right to elect, by notifying Tenant within 30 days of such delivery, to (A) terminate this lease and release Tenant hereunder, as of such effective date as if it were the Expiration Date set forth in this lease or (B) accept an assignment of this lease from Tenant upon the same terms as set forth in the Assignment Notice, and Tenant shall then promptly execute and deliver to Landlord, or Landlord's designee if so elected by Landlord, in form reasonably satisfactory to Landlord's counsel, an assignment which shall be effective as of such effective date.

                           (ii) In the event that this lease shall be assigned
to Landlord or Landlord's designee or if the demised premises shall be sublet to Landlord or Landlord's designee pursuant to this Section 50.07 the provisions of any such sublease or assignment and the obligations of Landlord and the rights of Tenant with respect thereto shall not be binding upon or otherwise affect the rights of any holder of a superior mortgage or of a superior lease unless such holder shall elect by written notice to Tenant to succeed to the position of Landlord or its designee, as the case may be, thereunder.

               (b) If Tenant shall at any time during the term of this lease, desire to sublease all or any part of the Premises, other than by a sublease contemplated by Section 50.02, Tenant shall, at least thirty (30) days prior to the effective date of the contemplated sublease, deliver to Landlord, a term sheet specifying the terms of the proposed sublease and all proposed ancillary agreements with the proposed sublessee (hereinafter called the "Sublease Notice"), and Landlord shall then have the right to elect, by notifying Tenant within thirty (30)) days of such delivery, to (i) terminate this lease and release Tenant hereunder as to the portion of the demised premises affected by such subletting if such proposed subletting was for all or substantially all of the balance of the term of this lease or as to the entire demised premises in the case of a subletting thereof, as of such effective date, or (ii) accept a sublease from Tenant of the portion of the demised premises affected by such proposed subletting or the entire demised premises in the case of a proposed subletting thereof, and Tenant shall then promptly execute and deliver a sublease to Landlord, or Landlord's designee if so elected by Landlord, for the remainder of the demised term less one day, commencing with such effective date, at the rental terms reflected in the Sublease Notice.

               (c) If Landlord should elect to have Tenant execute and deliver a sublease pursuant to any of the provisions of this Section 50.07, said sublease shall be in a form reasonably satisfactory to Landlord's counsel and on all the terms contained in this lease, except that:

                           (i) The rental and other material terms, including
               without limitation, initial rent concessions or work to be performed for the subtenant, shall be as set forth in the Sublease Notice.

                           (ii)     Intentionally omitted

                           (iii) The subtenant thereunder shall have the right
               to underlet the subleased premises, in whole or in part, without Tenant's consent,

                           (iv) The subtenant thereunder shall have the right
               to make, or cause to be made, any changes, alterations, decorations, additions and improvements that subtenant may desire or authorize provided that to the extent same is not permitted under this lease, Landlord shall consent thereto,

                           (v) Such sublease shall expressly negate any
               intention that any estate created by or under such sublease be merged with any other estate held by either of the parties thereto,

                           (vi) Any consent required of Tenant, as lessor under
               that sublease, shall be deemed granted if consent with respect thereto is granted by Landlord,

                           (vii) There shall be no limitation as to the use of
               the sublet premises by the subtenant thereunder, provided however if such use shall not be permitted under this lease, Landlord shall consent thereto,

                           (viii) Any default by subtenant under any such
               sublease shall not give rise to a default under a similar obligation included in this lease; nor shall Tenant be liable for any default under this lease if such default is occasioned by or arises from any act or omission of the subtenant under such sublease, and

                           (ix) Such sublease shall provide that Tenant's
               obligations with respect to vacating the demised premises and removing any changes, alterations, decorations, additions or improvements made in the subleased premises shall be limited to those which accrued and related to such as were made prior to the effective date of the sublease.

               (d) If Landlord exercises its option to have this Lease assigned to it in the case where Tenant desires either to assign this Lease , then Tenant shall assign this Lease to Landlord by an assignment in form and substance reasonably satisfactory to Landlord. Such assignment shall be effective on the date the proposed assignment was to be effective as specified in the Assignment Notice If pursuant to the Assignment Notice or the Sublease Notice, the proposed assignee or sublessee was to receive any consideration or concessions from Tenant in connection with the proposed assignment or sublease, then Tenant shall pay such consideration and/or grant any such concessions to Landlord on the date Tenant was to pay the proposed assignee or sublessee such consideration or grant such concession as set forth in the Assignment Notice or the Sublease Notice, as the case may be. Landlord agrees that Landlord, as landlord under this Lease, shall not have the right to hold Tenant liable for any default by Landlord in its obligations as tenant under this Lease.


               (e) If pursuant to the exercise of any of Landlord's options pursuant to Section 50.07 hereof this lease is terminated as to only a portion of the demised premises, then the Fixed Rent payable hereunder and the Additional Charges payable pursuant to Article 3 hereof shall be adjusted in proportion to the portion of the demised premises affected by such termination.

               50.08. If the thirty (30) day period described in Section 50.07 shall have elapsed and Landlord shall not have exercised any of the options granted to Landlord therein, then, following such thirty (30) day period, providing that Tenant is not in default of any of Tenant's obligations under this lease after notice and the expiration of any applicable cure period, Landlord's consent to the proposed assignment or sublease shall not be unreasonably withheld or delayed provided and upon condition that:

               (a) Tenant shall have complied with the provisions of Section
50.07 hereof;

               (b) The proposed assignee or subtenant is engaged in a business and the demised premises, or the relevant part thereof, will be used for general and executive offices pursuant to Article 2 hereof;

               (c) The proposed assignee or subtenant is a reputable person or entity of good reputation;

               (d) Neither (i) the proposed assignee or sublessee nor (ii) any person which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person who controls the proposed assignee or sublessee, is then an occupant of the

Building;

               (e) The proposed assignee or sublessee is not a person with whom Landlord is then negotiating to lease space in the Building or a party who dealt with Landlord with respect to space in the Building during the six (6) months immediately preceding Tenant's request for Landlord's consent.

               (f) The form of the proposed sublease or assignment shall comply with the applicable provisions of this Article 50;

               (g) There shall not be more than three (3) occupants (including Tenant) on each floor of the demised premises;

               (h) The amount of the aggregate rent to be paid by the proposed subtenant or the consideration to be paid by the proposed assignee, as the case may be, was established as a result of a bona fide arm's-length transaction between the Tenant and such subtenant or assignee;

               (i) Tenant shall reimburse Landlord on demand for any actual and reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and actual and reasonable legal costs incurred in connection with the granting of any requested consent;

               (j) Tenant shall not have (i) advertised or publicized in any way the availability of the demised premises stating the name (as distinguished from the address) of the Building or the proposed rental, (ii) listed the demised premises for subletting, whether through a broker, agent, representative, or otherwise specifying a rental rate; and

               (k) The space being offered, the rental rate or other consideration payable by the proposed assignee or subtenant as determined pursuant to Section 50.07 hereof, and the term of the proposed sublease are the same as those contained in the Assignment Notice or the Sublease Notice, as the case may be , provided however: (x) the proposed rental rate and/or other payment payable by such assignee or subtenant may be less than the proposed rental rate and/or other payment set forth in the Assignment Notice or the Sublease Notice, as the case may be, by up to five (5%) percent (after taking into account all relevant factors) or may exceed such proposed rental rate and/or other payment; (y) the space being offered may vary from the space set forth in the Assignment Notice or the Sublease Notice, as the case may be therefor by up to five (5%) percent provided that the configuration of the space being offered does not materially change; and (z) the term of the proposed subletting may vary from the term set forth in the Assignment Notice or the Sublease Notice, as the case may be therefor by six (6) months.

               50.09. (a) In the event that in connection with Tenant's

request for Landlord's consent pursuant to Section 50.08 hereof, the provisions of the proposed assignment or sublease differ with respect to the terms set forth in the Assignment Notice or the Sublease Notice, as the case may be, except to the extent specifically permitted pursuant to subsection 50.08(k) hereof, then in such event, Tenant's request for consent pursuant to Section
50.08 hereof shall be deemed to be an offer from Tenant to Landlord as to which Landlord shall have all of the options set forth in Section 50.07 hereof.

                      (b) If Landlord fails to exercise any of its options under Section 50.07 hereof, and Tenant fails to request Landlord's consent to an assignment or sublease on the terms and conditions set forth in the Assignment Notice or the Sublease Notice, as the case may be within two (2) months from the date of Landlord's response to the Assignment Notice or the Sublease Notice, as the case may be, or if Landlord fails to exercise any of its options under Section 50.07 hereof, and consents to a proposed assignment or sublease, and Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within two (2) months after the giving of such consent, then, in either event, Tenant shall again comply with all of the provisions and conditions of Section 50.07 hereof before assigning this lease or subletting all or part of the demised premises.

               50.10. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this lease, it is further agreed:

               (a) No subletting shall be for a term (including any renewal or extension options contained in the sublease) ending later than one day prior to the Expiration Date of this lease .

               (b) No sublease shall be valid, and no subtenant shall take possession of the demised premises or any part thereof, until an executed counterpart of such sublease (and all ancillary documents executed in connection with, with respect to or modifying such sublease) has been delivered to Landlord.

               (c) Each sublease shall provide that it is subject and subordinate to this lease and to any matters to which this lease is or shall be subordinate, and that in the event of termination, reentry or dispossess by Landlord under this lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be
(i) liable for any previous act or omission of Tenant under such sublease, (ii) subject to any credit, offset, claim, counterclaim, demand or defense which such subtenant may have against Tenant, (iii) bound by any previous modification of such sublease or by any previous prepayment of more than one
(1) month's rent, (iv) bound by any covenant of Tenant to undertake or complete any construction of the demised premises or any portion thereof, (v) required to account for any security deposit of the subtenant, (vi) bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such attornment, (vii) responsible for any monies owing by Landlord to the credit of Tenant or (viii) required to remove any person occupying the demised premises or any part thereof.

               (d) Each sublease shall provide that the subtenant may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, without Landlord's consent, which consent shall not be withheld or delayed in accordance with this Article 50 and subject to the provisions of Section 50.11 hereof.

               50.11. (a) If in accordance with Section 50.08 hereof Landlord shall give its consent to any assignment of this lease or to any sublease or shall be deemed to so consent, Tenant shall in consideration therefor, pay to Landlord, as Additional Charges an amount equal to fifty (50%) percent of the Assignment Profit (hereinafter defined) or of the Sublease Profit (hereinafter defined), as the case may be.

               (b) For purposes of this Section 50.11, the term "Assignment Profit" shall mean an amount equal to all sums and other considerations paid to Tenant or any subtenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale of any such items other than the leasehold improvements, the then net unamortized cost thereof determined on the basis of Tenant's federal income tax returns) in excess of Tenant's Costs (as that term is hereinafter defined) incurred by Tenant in connection therewith.

               (c) For purposes of this Section 50.11, the term "Sublease Profit" shall mean in any year of the term of this lease (i) any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant or to any subtenant by an undertenant which is in excess of the Fixed Rent and Additional Charges accruing during such year of the term of this lease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, and (ii) all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of any such items other than the leasehold improvements, the then net unamortized cost thereof determined on the basis of Tenant's federal income tax returns , in excess of Tenant's Costs incurred in connection therewith.

               (d) As used herein, the term "Tenant's Costs" shall mean the reasonable brokerage commissions, legal expenses and advertising expenses incurred by Tenant to third parties in connection with the subletting or assignment in question and the commercially reasonable cost to Tenant of any additional improvements made to prepare the space in question for the occupancy of the subtenant thereof or the assignee and any commercially reasonable work allowance granted by Tenant to such subtenant or assignee. "Tenant's Costs" shall also include in the case of any assignment only, any commercially reasonable rent abatement or rent concession given by Tenant to the assignee in connection with such assignment.

               Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord of Tenant's Costs within thirty (30) days after the effective date of the assignment of this Lease or commencement date of the sublease to which same apply. The sums payable under this Section 50.11 shall be paid to Landlord as and when paid by the subtenant or assignee to Tenant.

The sums payable under this Section 50.11 shall be paid to Landlord as and when paid by the assignee or subtenant to Tenant.

               50.12. Each subletting shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of rent or Additional Charges by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Rent and Additional Charges due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the demised premises by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article 50.

               50.13. Notwithstanding the provisions of Article 50 of the Lease to the contrary, Landlord agrees that Landlord shall not have any of the rights of recapture described in Section 50.07 of the Lease with respect to a proposed subletting (hereinafter called the "Initial Subletting") by Tenant of up to 5% of the demised premises for a term of up to five (5) years commencing within twelve (12) months after the Commencement Date, and Landlord agrees that it shall not unreasonably withhold or delay its consent to the Initial Subletting, provided such subletting complies with the provisions of subparagraphs (b), (c),
(d), (e), (f), (g), (h), (i), and (j) of Section 50.08 of the Lease. Nothing contained herein shall be deemed to release Tenant from the obligation to pay to Landlord any amounts due to Landlord pursuant to Section 50.11 of the Lease with respect to the Initial Subletting


               51.       Addendum to Article 17:

               This lease and the term and estate hereby granted are subject to the following further limitation. Whenever Tenant shall default in the payment of any installment of fixed rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for seven (7) days after Landlord shall have given Tenant a notice specifying such default, then in any such case Landlord may give to Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five (5) day notice period this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were set forth herein for the expiration of the term hereof, but Tenant shall remain liable for damages as provided in Article 18.

               52.       Addendum to Article 29:

               (a) Landlord shall furnish cleaning service to the demised premises pursuant to the provisions of paragraph (d) of Article 29 of the printed portion of this lease in accordance with the specifications annexed hereto as Exhibit B.

               (b) Tenant covenants and agrees that Tenant shall pay to Landlord on demand the costs incurred by Landlord for (a) extra cleaning work in the demised premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the demised premises for preparation, serving or consumption of food or beverages, data processing or reproducing operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) unusual quantity of interior glass surfaces, (iv) non-building standard materials or finishes installed by Tenant or at its request, and (b) removal from the demised premises and the Building of so much of any refuse and rubbish of Tenant as shall exceed that ordinarily accumulated daily in the routine of business office occupancy. Landlord, its cleaning contractor and their respective employees shall have access to the demised premises for cleaning purposes after 6:00 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the demised premises as required under this subsection

               (c) If Tenant shall require heating, ventilating or air-conditioning ("HVAC") service at any time during the cooling season other than during the hours of 8:00 A.M. to 6:00 P.M. on Business Days, Landlord shall furnish such after hours HVAC service upon twenty-four (24) hours advance notice from Tenant, and Tenant shall pay, on demand, Landlord's Building-standard charge therefor, which charge is currently $150.00 per floor per hour, with a four (4) hour minimum on non Business Days. Such charge shall be subject to increase in proportion to increases in Landlord's actual costs to provide the same. If any other tenant or tenants of the Building as Tenant request overtime air-conditioning or heating for any period for which Tenant has requested such service pursuant to the provisions of this Section then the Landlord's charge for overtime HVAC, as set forth above, shall be discounted by
(x) twenty (20%) for the first additional floor in the same HVAC zone as Tenant which is receiving overtime HVAC at the same time as Tenant, (y) an additional twenty (20%) for the second such floor and (z)an additional ten (10%) for the third such floor, but there shall be no additional discounts for any other floors in the same HVAC zone as Tenant which is receiving overtime HVAC at the same time as Tenant.

               (d) Landlord shall provide freight elevator service to the demised premises on a first come-first served basis (i.e., no advance scheduling) during Business Hours of Business Days. Freight elevator service shall also be provided to the demised premises on a reserved basis at all other times, upon the payment of Landlord's then established charges therefor which shall be Additional Charges hereunder, provided however that there will be no charge for freight elevator service in connection with Tenant's initial move into the Building even if during overtime hours. The use of all elevators shall be on a non-exclusive basis and shall be subject to the Rules and Regulations. Landlord and Tenant agree that there will be no charge to Tenant for Landlord's use of the freight elevator in connection with the performance of Landlord's Work or for Tenant's use of the freight elevator in connection with the performance of Tenant's Finish Work during business hours of business days, provided that Landlord gives to Tenant access to the demised premises and use of freight elevator during business hours of business days for the performance of Tenant's Finish Work.


               53.       Intentionally Omitted

               54.       Fixed Annual Rent:

               (a) Tenant shall pay a fixed annual rent (hereinafter called the "fixed annual rent") to Landlord in the manner set forth in the preamble to the printed portion of this lease as follows:

                           (i)   ONE MILLION ONE HUNDRED NINETY-FOUR THOUSAND
THREE HUNDRED SEVENTY-FIVE AND 00/100 ($1,194,375.00) DOLLARS per annum during the period commencing on the Commencement Date and ending on the last day of the month preceding the month in which occurs the first (1st) anniversary of the Commencement Date;

                           (ii)  ONE MILLION TWO HUNDRED EIGHTY-NINE THOUSAND
NINE HUNDRED TWENTY-FIVE AND 00/100 ($1,289,925.00) DOLLARS per annum during the period commencing on the first day of the month in which occurs the first
(1st) anniversary of the Commencement Date and ending on the last day of the month preceding the month in which occurs the third (3rd) anniversary of the Commencement Date;

                           (iii) ONE MILLION FOUR HUNDRED NINE THOUSAND THREE
HUNDRED SIXTY-THREE AND 00/100 ($1,409,363.00) DOLLARS per annum during the period commencing on the first day of the month in which occurs the third (3rd) anniversary of the Commencement Date and ending on the last day of the month preceding the month in which occurs the seventh (7th) anniversary of the Commencement Date;

                           (iv)  ONE MILLION FIVE HUNDRED TWENTY-EIGHT
THOUSAND EIGHT HUNDRED AND 00/100 ($1,528,800.00) DOLLARS per annum during the period commencing on the first day of the month in which occurs the seventh
(7th) anniversary of the Commencement Date and ending on the last day of the month preceding the month in which occurs the tenth (10th) anniversary of the Commencement Date; and


                           (v)   ONE MILLION FIVE HUNDRED SEVENTY-SIX THOUSAND
FIVE HUNDRED SEVENTY-FIVE AND 00/100 ($1,576,575.00) DOLLARS per annum during the period commencing on the first day of the month in which occurs the tenth
(10th) anniversary of the Commencement Date and ending on the Expiration Date.


               55.       Restrictions on Use:

               (A) Annexed hereto as Exhibit F, is a copy of the current Certificate of Occupancy for the Building. Tenant shall not at any time use or occupy the demised premises or the Building, or suffer or permit anyone to use or occupy the demised premises, or do anything in the demised premises or the Building, or suffer or permit anything to be done in, brought into or kept on the demised premises, which in any manner in the sole reasonable discretion of Landlord (a) violates the Certificate of Occupancy for the Premises or for the Building; (b) causes or is liable to cause injury to the demised premises or the Building or any equipment, facilities or systems therein; (c) constitutes a violation of the laws and requirements of any public authorities or the requirements of insurance bodies; (d) impairs or tends to impair the character, reputation or appearance of the Building as a first-class office building; (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; (f) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Building; (g) constitutes a nuisance, public or private; (h) makes unobtainable from reputable insurance companies authorized to do business in New York State all-risk property insurance, or liability, elevator, boiler or other insurance at standard rates required to be furnished by Landlord under the terms of any mortgages covering the demised premises; or (i) discharges objectionable fumes, vapors or odors into the Building's flues or vents or otherwise.

               (B) Tenant shall not use, or suffer or permit anyone to use, the demised premises or any part thereof, for (a) a retail banking, trust company, or safe deposit business, (b) a savings bank, a savings and loan association, or a loan company, (c) the sale of travelers' checks and/or foreign exchange, (d) a retail stock brokerage office for "off the Street" traffic, (e) a restaurant and/or bar and/or the sale of confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods (except if expressly provided otherwise elsewhere in this lease), (f) the business of photographic reproductions and/or offset printing (except that Tenant may use part of the demised premises for photographic reproductions and/or offset printing in connection with, either directly or indirectly, its own business and/or activities), (g) an employment or travel agency, (h) a school or classroom, (i) medical or psychiatric offices, or for the delivery or rendition of any other medical services (j) conduct of an auction, (k) gambling activities or (1) the conduct of obscene, pornographic or similar disreputable activities. Further, the demised premises may not be used by (i) an agency, department or bureau of the United States Government, any state or municipality within the United States or any foreign government, or any political subdivision of any of them, (ii) any charitable, religious, union or other not-for-profit organization, or (iii) any tax exempt entity within the meaning of Section 168(j)(4)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended).


               56.       The Lower Manhattan Plan

                         (a)      (i)     For purposes of this Article 56,
unless otherwise defined in this Lease, all terms used herein shall have the meanings ascribed to them in Title 4 of Article 4 of the New York Real Property Tax Law (herein called the "Lower Manhattan Plan"). The term "LMP Abatement Benefits" shall mean the real estate tax abatement benefits of the Lower Manhattan Plan. The term "Department" shall mean the New York City Department of Finance.

                                  (ii)    For purposes of the Lower Manhattan
Plan, Tenant's Percentage Share shall mean Tenant's Proportionate Share, as such term is defined in subsection 37 (c)hereof (i.e., 6.712%).

                         (b)      (i)     For so long as Tenant continues to
be eligible for the real estate tax abatement benefits of the Lower Manhattan Plan (herein called the "LMP Abatement Benefits") with respect to the demised premises, Landlord agrees to cooperate with Tenant to obtain the LMP Abatement Benefits as same relate to the demised premises and to Landlord (in connection with Tenant's eligibility for the LMP Abatement Benefits); provided, however, that Tenant shall promptly pay to Landlord, as additional rent hereunder, the amount of any out-of-pocket costs incurred by Landlord in connection with such compliance, including, without limitation, the amount of any administrative charges or fees imposed by the New York City Department of Finance (herein called the "Department") in connection with such cooperation and/or otherwise related to or in connection with the Lower Manhattan Plan.

                                  (ii)    Tenant agrees to comply with the
provisions and requirements of the Lower Manhattan Plan and the rules promulgated thereunder as same relate to the demised premises; and Tenant shall indemnify and hold harmless Landlord and all Superior Lessors and Superior Mortgagees and its and their respective partners, directors, officers, principals, shareholders, agents and employees from and against any and all claims arising from or in connection with Tenant's failure to so comply, together with all costs, expenses and liabilities incurred in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses.

                         (c)      (i)     In accordance with the Lower
Manhattan Plan and notwithstanding anything to the contrary contained in this Lease, Landlord agrees to allow Tenant a credit against the fixed annual rent and the recurring additional rent (including Tax Payments) payable by Tenant hereunder in an amount that, in the aggregate, equals the full amount of any abatement of Taxes granted for the Premises pursuant to the Lower Manhattan Plan and actually received by Landlord (herein called the "Actual LMP Benefits"). Landlord shall, within thirty (30) days after its receipt of the Actual LMP Benefits, credit the full amount thereof against the next installment(s) of fixed annual rent and/or additional rent becoming due hereunder.

                                  (ii)    Tenant shall promptly pay to
Landlord, as additional rent hereunder, the amount of all or any portion of the Actual LMP Benefits that have been credited against fixed annual rent and/or additional rent becoming due hereunder, and which are thereafter revoked (including, without limitation, if such Actual LMP Benefits are revoked due to the exercise by Tenant of its right to assign or sublease pursuant to Article __ hereof), together with any interest and/or penalties imposed against Landlord in connection with such Actual LMP Benefits.

                         (d)      (i)     In accordance with Section 499-C(5)
of the Lower Manhattan Plan, Landlord agrees and informs Tenant that the availability of the LMP Abatement Benefits are subject to the following:

                                          (1)     an application for abatement
of real property taxes pursuant to Title 4 of Article 4 of the New York Real Property Tax Law will be made for the demised premises;

                                          (2)     the rent, including amounts
payable by Tenant for real property taxes, will accurately reflect any abatement of real property taxes granted pursuant to Title 4 of Article 4 of the New York Property Tax Law for the demised premises;

                                          (3)     at least thirty-five dollars
per square foot must be spent on improvements to the demised premises and the common areas; and

                                          (4)     all abatements granted with
respect to the Building pursuant to Title 4 of Article 4 of the New York Real Property Law will be revoked if, during the Benefit Period, real estate taxes or water or sewer charges or other lienable charges are unpaid for more than one year, unless such delinquent amounts are paid as provided in subdivision four of section four hundred ninety-nine-f of Title 4 of the New York Real Property Law.

                                  (ii)    Nothing contained in this Article
(including, without limitation, the provisions of Section 56(d)(i)(3) hereof), shall be construed to impose any obligation on Landlord to perform, or (except as provided elsewhere in this Lease) to incur any cost for, any improvements to the demised premises and/or the common areas to establish Tenant's eligibility for the LMP Abatement Benefits.

               (e) (i) Landlord, upon not less than thirty (30) days advance written notice from Tenant, agrees to cooperate with Tenant to execute, deliver and file, together with the Abatement Application (as hereinafter defined), the affidavit required by Section 499-C(7) of the Lower Manhattan Plan, which shall be prepared by Tenant at Tenant's sole expense.


                                  (ii)    Landlord, upon not less than ten (10)
days advance written notice from Tenant, agrees to cooperate with Tenant to execute and deliver to Tenant within twenty (20) days after Tenant's request therefor, an application (the "Abatement Application") prepared by Tenant at Tenant's sole expense, for a certificate of abatement in accordance with
Section 499-D of the Lower Manhattan Plan. Landlord further agrees to provide all other information required by the Department of Finance pursuant to Section 499-D of the Lower Manhattan Plan and to otherwise comply with the provisions of said Section 499-D, which shall be prepared by Tenant at Tenant's sole expense.

                                  (iii)   For so long as Tenant continues to be
eligible for the LMP Abatement Benefits with respect to the demised premises, Landlord, upon not less than thirty (30) days advance written notice from Tenant, agrees to cooperate with Tenant to annually execute and deliver to Tenant a certificate prepared by Tenant at Tenant's sole expense of continuing eligibility in accordance with Section 499-F of the Lower Manhattan Plan.

                                    (iv)  Tenant shall promptly pay to Landlord,
as additional rent hereunder, the amount of any out-of-pocket costs incurred by Landlord in connection with the performance of Landlord's obligations pursuant to this Section 56(f), including, without limitation, the amount of any administrative charges or fees imposed by the Department in connection with such compliance.

                         (f)  In the event that Landlord shall default in the
performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this Article 56, or if Landlord shall fail to pay the Taxes due the applicable taxing authorities with respect to the Building, and such default or failure shall result in Tenant's loss of all or some of its LMP Abatement Benefits, this Lease shall remain unaffected thereby and shall continue in full force and effect, and Landlord's liability for such default or failure, if any, shall be limited to the payment of damages which shall in no event exceed the aggregate amount of the LMP Abatement Benefits with respect to the demised premises to which Tenant would have been entitled but for such default or failure. In the event that Landlord fails to pay Tenant such damages within thirty (30) days after Tenant shall make a written demand therefor. Tenant shall have the right to offset the amount of such damages against the rent payable by Tenant hereunder.

                         (g) Notwithstanding anything contained in this
Article 56, Landlord makes no representation or warranty as to the amount, if any, of Actual LMP Benefits that will be received by Landlord.

                                   SCHEDULE A
                                   Floor Plan


                                   [GRAPHIC]


                             ONE STATE STREET PLAZA

                                   SCHEDULE A
                                   Floor Plan


                                   [GRAPHIC]


                             ONE STATE STREET PLAZA

                                    EXHIBIT B

                         Office Cleaning Specifications
                             One State Street Plaza
                               New York, New York


I.   GENERAL OFFICE AREAS INCLUDING PRIVATE OFFICES:

     (A)  Nightly

          1. Damp mop all stone ceramic tile, terrazzo and other types of unwaxed flooring.

          2. Sweep all vinyl, asphalt, rubber and similar types of flooring using an approved chemically treated cloth.

          3. Vacuum clean all carpeted areas. Sweep all private stairways and vacuum if carpeted.

          4. Hand dust and wipe clean with damp or chemically treated cloth all furniture, fill cabinets, fixtures, window sills, convector enclosure tops and wash said sills and tops if necessary.

          5.   Dust all telephone as necessary.

          6.   Dust all chair rails, trim, etc.

          7.   Remove all gum and foreign matter on site.

          8. Empty and clean all waste receptacles and remove waste paper and waste materials to a designated area.

          9.   Damp dust interiors of all waste disposal receptacles.

          10.  Empty and wipe clean all ash trays and screen all sand urns.

          11.  Wash clean all water fountains and water coolers.

          12.  Spot clean all glass furniture tops.

          13.  Remove fingermarks and dust doors of elevator hatchways.

     (B)  Periodic

          1. Hand dust all door louvers and other ventilating louvers within reach one per week.

          2.   Dust all baseboards once per week.

          3.   Wipe clean all bright work weekly.


          4.   Wash floors in public stairwells once per week.

          5. Move and vacuum clean once per week underneath all furniture that can be moved.

          6. Dust all picture frames, charts and similar hangings quarterly which were not reached in nightly cleaning.

          7. dust all vertical surfaces such as walls, partitions, doors and other surfaces not reached in nightly cleaning, quarterly.

          8.   Dust exterior of lighting fixtures quarterly.

          9.   dust all venetian blinds quarterly.

          10. Dust quarterly all air-conditioning louvers, grills, etc. not reached in nightly cleaning.

          11.  Vacuum clean peripheral induction units semi-annually.

          12. Clean all windows, inside and outside, quarterly. At the same time wipe clean window frames and metal trim.

2.   TOILETS

     (A)  Nightly

          1.   Wash all floors.

          2.   Wash all mirrors and powder shelves.

          3.   Wash all bright work.

          4.   Wash all plumbing fixtures.

          5.   Wash and disinfect all toilet seats, both sides.

          6. Scour, wash and disinfect all basins, bowls, urinals throughout all toilets.

          7. Empty paper towel receptacles and remove paper to designated area.

          8. Fill toilet tissue holders (tissue to be furnished at Tenant's expense).

          9. Fill soap dispenser systems and fill paper towel dispensers (towels and soap to be furnished at Tenant's expense).


          10.  Empty and clean sanitary disposal receptacles.

          11.  Clean and wash receptacles and dispensers nightly.

          12.  Remove fingermarks from painted surfaces.

          13. Coin operated sanitary napkin dispensers will be installed and serviced by cleaning contractor.

     (B)  Periodic

          1.   Clean and wash all partitions once a week.

          2.   Scrub floors once every two weeks.

          3.   Hand dust, clean and wash all tile walls once each month.

          4. High dusting to be done once each month which includes lights, walls and grills.

          5. Wash toilet lighting fixtures as often as necessary but no less than twice per year.

     GENERAL

     (A) Landlord may substitute for any of the methods or devices set forth in this Cleaning Schedule, such other methods or devices as in Landlord's reasonable judgment will achieve substantially the same results.

     (B) As used in this Cleaning Schedule "nightly" means five nights a week, Monday through Friday of Business Days, during regular cleaning hours (between 6:00 p.m. and 8:00 a.m.).

     (C) Tenant shall provide, or pay for, all electricity for lighting and power and all hot and cold water required in the Tenant's premises during regular cleaning hours.

                                    EXHIBIT C

                               HVAC Specifications


     Landlord shall, subject to the design specifications of the systems and to mandatory energy conservation requirements of governmental authorities, furnish air conditioning to the Premises capable of maintaining interior conditions of 78 degrees Fahrenheit, 50% relative humidity when outside conditions do not exceed 92 degrees Fahrenheit dry bulb and 73 degrees Fahrenheit wet bulb, based upon a people load of one person per each 100 usable square feet in the Premises and a total connected load not exceeding six watts per rentable square foot. Landlord shall, subject to the design specifications of the systems and to mandatory energy conservation requirements of governmental authorities, furnish heat to the Premises capable of maintaining interior conditions of 68 degrees Fahrenheit, based upon a people load of one person per 100 usable square feet in the Premises.

                                    EXHIBIT D

                            NON-DISTURBANCE AGREEMENT


     AGREEMENT, made as of the day of _____, 1997 among STATE STREET, L.P., a limited partnership organized and existing under the laws of the State of New York and having an office at One State Street Plaza, New York, New York 10004, ("Lender") and SOUTH FERRY BUILDING COMPANY, a partnership, having its principal place of business at One State Street Plaza, New York, New York 10004 ("Landlord") and GKN SECURITIES, CORP., a New York corporation, having an office at ____________________ ("Tenant").

     WHEREAS Lender is the holder of that certain Agreement to Consolidate, Modify, Release and Spread Mortgages, dated July 31, 1986 between Landlord and the predecessor of the Lender, The Prudential Insurance Company of America, as such mortgage was thereafter assigned to the Lender;

     WHEREAS, the Mortgage covers all that certain parcel of land (the "Land") in the State, City and County of New York, described in Schedule A of said Mortgage and made a part hereof, and the building (the "Building") and premises known as One State Street Plaza, New York, New York and the other property, rights, privileges and interests more particularly described in the Mortgage (all of which real and personal property, interest and rights so mortgaged are hereinafter collectively called the "Mortgaged Premises");

     WHEREAS, by a lease dated concurrently herewith (which lease as the same has been amended and supplemented is hereinafter called the "Lease"), Landlord leased to Tenant certain space in the Building constituting a part of the Mortgaged Premises; and

     WHEREAS, the Lease provides, among other things, that the Lease shall be subject and subordinate to all ground and/or underlying leases and to all mortgages on the fee or on any ground and/or underlying leases which may now or hereafter be placed on or affect such leases and/or the Land and/or Building, and the Lease is contingent upon the granting by Lender of a non-disturbance agreement.

     NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein, have agreed and hereby agree as follows:

     1. The Lease, as the same may hereafter be modified, amended or extended, is and shall be subject and subordinate to the Mortgage, to any and every additional mortgage on the Mortgaged Premises hereafter held by Lender, to each and every advance made or hereafter made under the Mortgage or any such additional mortgage, and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage and/or any such additional mortgage held by Lender; provided, however, and Lender agrees, that so long as no default by Tenant has occurred which has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle Landlord to terminate the Lease (hereinafter called an "event of default"), (i) Lender shall not join Tenant as a party defendant in any foreclosure action or proceeding which may be instituted or taken by Lender under the Mortgage or any such additional mortgage held by Lender by reason of any default thereunder, (ii) Tenant shall not be evicted from the premises demised by the Lease, (iii) Tenant's leasehold estate under the Lease shall not be terminated or disturbed or modified in any way (except as otherwise set forth in this Agreement), and (iv) none of Tenant's rights under the Lease shall be affected in any way by reason of any default under the Mortgage or any such additional mortgage, (except as otherwise set forth in this Agreement).

     2. Tenant hereby agrees that in the event of any act or omission by Landlord (other than an act or omission which is not capable of being remedied by Landlord within a reasonable period) which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to Lender by delivering such notice of such act or omission by registered mail, addressed to Lender at Lender's address as given herein or at the last address of Lender furnished to Tenant in writing, and (ii) until a reasonable period for remedying such act or omission shall have elapsed following such giving of notice and following the time when Lender shall have become entitled under the Mortgage or any additional mortgage to remedy the same, provided Lender, with reasonable diligence, shall thereafter have commenced and continued to remedy such act or omission or cause the same to be remedied. Tenant's agreement herein shall not apply to those situations specifically set forth in the Lease wherein Tenant has an express option to cancel and terminate the Lease in whole or in part.

     3. Without limitation of any of the provisions of the Lease, in the event that, by reason of any default on the part of the Landlord, Lender shall succeed to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Non- Disturbance Agreement, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to (1) attorn to Lender and to recognize Lender as its landlord, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment, or, at Lender's option (2) enter into a new lease with Lender, as Landlord, for the remaining term of the Lease and otherwise on the identical terms and conditions and with the same options, if any, then remaining, including all modifications set forth in this Non-Disturbance Agreement.

     4. If Lender shall succeed to the interest of Landlord or any successor to Landlord in no event shall Lender have any liability under the

          Lease prior to the date Lender shall succeed to the rights of Landlord under the Lease, nor any liability for offsets or defenses which Tenant might have had against Landlord, nor any liability for any default by Landlord under the Lease occurring prior to the date on which Lender shall have succeeded to the rights of Landlord under the Lease. In any event Lender shall have no personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Building for the satisfaction of tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease, the relationship of Landlord and Tenant thereunder or Tenant's use or occupancy of the leased premises. Lender makes no representation concerning any municipal, zoning or other requirements relating to the Mortgaged Premises and neither the foregoing provisions nor any other provisions of the lease or of this non-disturbance agreement shall be construed to impose any liability upon Lender for damages arising from the violation of applicable zoning regulations, variations or deviations from site plan approvals or from any other governmental approval or permit.

     5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease (other than an amendment, modification, surrender or cancellation pursuant to an express provision set forth in the Lease), shall be binding, upon or as against Lender, as holder of the Mortgage and/or any additional mortgage, and as landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender if, after thirty
          (30) days written notice to Lender (via certified mail,) Lender has not objected to same.

          Tenant agrees to provide Lender with any information requested that is reasonably related to said modification or amendment, and any such request for information shall toll the running the 30-day period until such date as Lender receives the information requested. Notices to Lender shall be sent to the following address:

                           State Street L.P.
                           One State Street Plaza
                           New York, New York  10004

          with copies to the following:

                           Roberts & Holland
                           825 Eighth Avenue
                           New York, New York  10019
                           Attention:  Elliot Pisem, Esq.


                           South Ferry Building Co.
                           One State Street Plaza
                           New York, New York  10004
                           Attention:  Eli Levitin, Esq.

     6. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successor and assigns, including, without limitation, any purchaser at a foreclosure sale and any grantee of a deed in lieu of foreclosure. As used herein "Lender" shall include any subsequent holder of the Mortgage or any additional mortgages held by Lender as aforesaid, or any subsequent ground lessor, mortgagee, grantee of a deed in lieu of foreclosure or purchaser at a foreclosure sale, and the successors or assigns of all the foregoing.

     IN WITNESS WHEREOF, the parties hereunto have duly executed this Agreement as of the day and year first above written.

ATTEST:                                             STATE STREET, L.P.

                                                    ___________________________

                                                    By: _______________________
                                                                       Partner


ATTEST:                                             GKN SECURITIES, CORP.

                                                    ___________________________

                                                    By: _______________________


ATTEST:                                             SOUTH FERRY BUILDING COMPANY


                                                    ___________________________


                                                    By: _______________________
                                                                       Partner

                                    EXHIBIT E

                                  DRAWING LIST

                                                             Date Issued For
                                                         Attachment To Lease and
Drawing Number       Drawing Title                         For Construction
--------------       -------------                       -----------------------

AA                 Master Legend                               May 23, 1997
AB                 Master Legend                                    "
AC                 Master Legend                               June 2, 1997
A-1/24             Construction Plan                           May 23, 1997
A-1/23             Construction Plan                                "
A-2/24             Reflected Ceiling Plan                           "
A-2/23             Reflected Ceiling Plan                           "
A-3/24             Power & Communication Plan                       "
A-3/23             Power & Communication Plan                       "
A-4/24             Finish Plan                                      "
A-4/23             Preliminary Finish Plan                          "
A-5/24             Furniture Plan                                   "
A-5/23             Furniture Plan                                   "
A-6                Elevator Lobby/Reception/Conf.                   "
                   Rooms - Elevations                               "
A-7                Elevations                                       "
A-8                Pantry Elevations & Details                      "
A-9                Slab Opening Stair Details                       "
A-10               Details                                          "
A-11               Details                                          "
A-12               Details - Raised Floor/Ceiling                   "
A-13               Door & Hardware Schedule                         "
A-14               Special Guard Rail Details                       "
A-15               Reception Desk Detail & Podium                   "
S-1                New Stair Opening and Sections at           May 28, 1997
                   23rd Fl (24th Fl. Tenant)
M-1                Mechanical Schedules                        May 23, 1997
M-2                Mechanical Detail Sheet 1                        "
M-3                Mechanical Detail Sheet 2                        "
M-23-1             23rd Floor Mechanical Plan                       "
M-23-2             23rd Floor Mechanical Piping Plan                "
M-24-1             24th Floor Mechanical Plan                       "
M-24-2             24th Floor Mechanical Piping Plan                "
P-23-1             23rd Floor Plumbing Plan                         "
P-24-1             24th Floor Plumbing Plan                         "
SP-1               Sprinkler Riser Diagram                          "

SP-23-1            23rd Floor Sprinkler Plan                        "
SP-24-1            24th Floor Sprinkler Plan                        "
E-1                General Notes, Symbol List &                     "
                   Power Riser Diagram
E-2                Electrical Details                               "
E-3                Communications Room Part Plan,                   "

                   Notes & Details
E-4                Panel Schedules Sheet #1                         "
E-5                Panel Schedules Sheet #2                         "
E-23-1             23rd Floor Lighting Plan                         "
E-23-2             23rd Floor Power Plan                            "
E-23-3             23rd Floor Mechanical Equipment                  "
                   Power Plan
E-24-1             24th Floor Lighting Plan                         "
E-24-2             24th Floor Power Plan                            "
E-24-3             24th Floor Mechanical Equipment                  "
                   Power Plan
FA-1               Fire Alarm Notes, Symbol List and                "
                   Part Riser Diagram
FA-23-1            23rd Floor Fire Alarm Plan                       "
FA-24-1            24th Floor Fire Alarm Plan                       "

                                   Exhibit E-1

                       Items Excluded from Landlord's Work


1. Thermographic testing of electrical wiring

2. The furnishing of business equipment, furniture and furnishings including without limitation (a) trading tables, (b) furniture partitions and (c) reception desks.

3. the installation of any data/communication items including without limitation: () terminations, (b) telephones and voice data equipment,

4. pulling of all low voltage cables and wires for telephone and data/ communication items

5. furnishing electronic card key readers

6. tombstone signage panels


                                      E-1-1

                                    EXHIBIT F

                              THE CITY OF NEW YORK

                             DEPARTMENT OF BUILDINGS
                            CERTIFICATE OF OCCUPANCY

AMENDED

BOROUGH  MANHATTAN           DATE: DEC 17, [ILLEGIBLE]                 NO. 81985

This certificate Amends [ILLEGIBLE] C.O. No. 80743      ZONING DISTRICT C 5-5 CR

THIS CERTIFIES that the never-altered-existing-building-premises located at 1-0
State Street, 34-50 Whitehall Street, 20-22, Block 9 Lot   ] Pearl Street

CONFORMS SUBSTANTIALLY TO THE APROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.


                          PERMISSIBLE USE AND OCCUPANCY

=================================================================================================================

STORY      LIVE LOAD   MAXIMUM     ZONING      BUILDING     ZONING     BUILDING    DESCRIPTION OF USE
           LBS. PER    NO. OF      DWELLING    CODE         USE        CODE
           SQ. FT.     PERSONS     OR ROOMING  HABITABLE    GROUP      OCCUPANCY
                       PERMITTED   UNITS       ROOMS                   GROUP
=================================================================================================================
Sub-       On          240         -           -            -          -           Offices, A.C. Fan Room
Cellar     Ground
#2

Sub-       100         240         -           -            -          -           Offices, Bank Vault, A.C.
Cellar     150                                                                     Fan Room
#1

Cellar     100         240         -           -            -          -           Offices, Tel. Equipment Room,
                                                                                   Elec. Switchboard Room

First      100         490         -           -            -          -           Lobby, Concession, Two (2)
Floor      175                                                                     loading berths, stores
           300                                              6                      permitted under Use Group 6

First      50          -           -           -            -          -           A.C. Fan Room, Office space
Inter.     100         25
Level

2nd        50          240         -           -            -          -           Offices

Floor

3rd        50          440         -           -            -          -           Accessory Employees' Cafeteria,
Floor      120                                                                     Executive Dining,
                                                                                   Offices

4th to 12th50          240         -           -            -          -           Offices each floor
Floors     ea.         ea.

13th       150         10          -           -            -          -           A.C. Fan Room, Building
Floor      200                                                                     Engineer's office

14th to    50          240         -           -            -          -           Offices each floor
31st       ea.         ea.
Floors

32nd       100         110         -           -            -          -           Offices
Floor      150
=================================================================================================================

                                   (CONTINUED)
                  THIS CERTIFICATE OF OCCUPANCY MUST BE POSTED
                WITHIN THE BUILDING IN ACCORDANCE WITH THE RULES
                 OF THE DEPARTMENT PROMULGATED MARCH 31ST, 1982

OPEN SPACE USES _______________________________________________________________
                    (SPECIFY - PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

================================================================================
              NO CHANGES OF USE OF OCCUPANCY SHALL BE MADE UNLESS
               A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.


/s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
---------------------------------           ---------------------------------
   BOROUGH SUPERINTENDENT                        COMMISSIONER

|X| ORIGINAL         |_| OFFICE COPY - DEPARTMENT OF BUILDINGS      |_| COPY

                              THE CITY OF NEW YORK

                             DEPARTMENT OF BUILDINGS
                            CERTIFICATE OF OCCUPANCY

BOROUGH  MANHATTAN           DATE: DEC 17, [ILLEGIBLE]                 NO. 81985

This certificate Amends [ILLEGIBLE] C.O. No. 80743      ZONING DISTRICT C 5-5 CR

THIS CERTIFIES that the never-altered-existing-building-premises at 1-0 State
Street, 34-50 Whitehall Street, 20-22, Block 9 Lot   ]. Pearl Street

CONFORMS SUBSTANTIALLY TO THE APROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.

                          PERMISSIBLE USE AND OCCUPANCY

=================================================================================================================
STORY      LIVE LOAD   MAXIMUM     ZONING      BUILDING     ZONING     BUILDING    DESCRIPTION
           LBS. PER    NO. OF      DWELLING    CODE         USE        CODE        OF USE
           SQ. FT.     PERSONS     OR ROOMING  HABITABLE    GROUP      OCCUPANCY
                       PERMITTED   UNITS       ROOMS                   GROUP
=================================================================================================================
33rd       50 &        120         -           -            6          -           Offices, and Air Conditioning
floor      190                                                                     Room and Fan Room

34th       50          120         -           -            -          -           Offices, upper part of
floor                                                                              Air Conditioning and
                                                                                   Fan Room

Rain       40 &        -           -           -            -          -           Cooling tower, elevator
Roof &     100                                                                     machine room, kitchen
Bulkhead                                                                           exhaust, Fan Room and
                                                                                   House tank


                  TOTAL: Amended Certificate of Occupancy

                           Commercial and Offices

                           Old-Code (Offices and Stores)

                           New-Code (Egress)

                           This certificate is issued for an additional two (2) floors for use of offices and air conditioning fan rooms. Also for change of use on the main roof and bulkhead.

=================================================================================================================

                  THIS CERTIFICATE OF OCCUPANCY MUST BE POSTED
                WITHIN THE BUILDING IN ACCORDANCE WITH THE RULES
                 OF THE DEPARTMENT PROMULGATED MARCH 31ST, 1982

OPEN SPACE USES ________________________________________________________________
                    (SPECIFY - PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

================================================================================
              NO CHANGES OF USE OF OCCUPANCY SHALL BE MADE UNLESS
               A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.


/s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]
---------------------------------           ---------------------------------
    BOROUGH SUPERINTENDENT                          COMMISSIONER

|X| ORIGINAL         |_| OFFICE COPY - DEPARTMENT OF BUILDINGS      |_| COPY

                                    EXHIBIT G

                         Building Rules and Regulations


     If and to the extent that any of the provisions of the Building Rules and Regulations set forth hereinbelow conflict or are otherwise inconsistent with any of the provisions of the body of the Lease, whether or not such conflict or inconsistency is expressly noted hereinbelow, the provisions of the body of the Lease shall prevail.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the Premises and for delivery of merchandise equipment using elevators and passageways reasonably designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the Building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant if, but only if, caused by Tenant or its agents, employees or visitors.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the Building, and no Tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in any manner prohibited by Section 2.04 of this Lease. No animals (except seeing-eye dogs) or birds shall be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord.

     5. Subject to the provisions of Article 16 of this Lease, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or the Building or on the inside of the Premises if the same is visible from the outside of the Premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance doors of the Premises and provided that Tenant is the only tenant or occupant of a particular floor in the Building, Tenant may affix a sign or lettering visible from the elevator cabs serving such floor. In the event of the violation of the foregoing by Tenant which shall continue for five (5) days after Landlord shall have given Tenant a notice of such violation, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or tenants violating this rule.

     6. Subject to Article 11 and the Alteration Rules and Regulations, except in connection with normal interior decorating, no Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the building of which they form a part, except as otherwise permitted under the Lease. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof unless, in either such case, copies of all keys therefor are provided to Landlord upon installation or change by Tenant. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description (other than mail, packages and such other materials as Tenant routinely receives in the normal course of its business provided the same is not delivered by use of dollies, hand trucks and the like) shall be delivered to and removed from the Premises only on the freight elevators and through the service entrance and corridors, and, to the extent that the same shall unreasonably deprive other tenants in the Building of the use of the freight elevator, only after Business Hours. Landlord reserves the right to inspect all freight (other than mail, packages or such other materials as Tenant routinely receives in the normal course of its business) brought into the Building and to exclude from the Building all freight (other than mail, packages or such other materials as Tenant routinely receives in the normal course of its business) which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. During Tenant's move-in period, Landlord shall use reasonable efforts to accommodate Tenant's needs to bring freight into its Premises during regular business hours.

     9. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sundays and Holidays all persons who do not present a pass to the Building signed by Landlord or are not accompanied by an employee of Tenant. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such person to the extent provided in the Lease.

     11. Landlord shall have the right reasonably exercised to prohibit any advertising by Tenant which specifically identifies the Building or the Premises, which in Landlord's opinion, reasonably exercised, impairs the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible or explosive fluid, material, chemical or substance except those substance commonly used for office purposes, or cause or permit any odors of cooking or other processes, or any objectionable odors to permeate in or emanate from the Premises.

     13. Tenant agrees to abide by all reasonable rules and regulations issued by the Landlord which are consistent with the Lease with respect to air-conditioning and ventilation services. If Tenant requires air-conditioning or ventilation after 6:00 p.m., Tenant shall give telephonic notice to the Building superintendent prior to 4:00 p.m. in the case of services required on weekdays, and prior to 4:00 p.m. on the Friday prior in the case of after hours service required on weekends or on holiday Mondays and prior to 4:00 p.m. on the day prior in the case of after hours service required on other holidays or weekends following Fridays which are holidays. Overtime freight elevator service will he requested on the same basis.

     14. Tenant shall not move any heavy safe, heavy machinery, heavy equipment, bulky matter, or heavy fixtures into or out of the Building except in compliance with all applicable laws and regulations, including the load limitations set forth in the Certificate of Occupancy, and except with Landlord's prior written consent to the manner in which Tenant proposes to accomplish such move, which consent shall not be unreasonably withheld or delayed. If such heavy safe, heavy machinery, heavy equipment, bulky matter or heavy fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may reasonably designate.

                            NON-DISTURBANCE AGREEMENT


     AGREEMENT, made as of the 6 day of June, 1997 among STATE STREET, L.P., a limited partnership organized and existing under the laws of the State of New York and having an office at One State Street Plaza, New York, New York 10004, ("Lender") and SOUTH FERRY BUILDING COMPANY, a partnership, having its principal place of business at One State Street Plaza, New York, New York 10004 ("Landlord") and GKN SECURITIES, CORP., a New York corporation, having an office at 61 Broadway NY NY 10066 ("Tenant").

     WHEREAS Lender is the holder of that certain Agreement to Consolidate, Modify, Release and Spread Mortgages, dated July 31, 1986 between Landlord and the predecessor of the Lender, The Prudential Insurance Company of America, as such mortgage was thereafter assigned to the Lender;

     WHEREAS, the Mortgage covers all that certain parcel of land (the "Land") in the State, City and County of New York, described in Schedule A of said Mortgage and made a part hereof, and the building (the "Building") and premises known as One State Street Plaza, New York, New York and the other property, rights, privileges and interests more particularly described in the Mortgage (all of which real and personal property, interest and rights so mortgaged are hereinafter collectively called the "Mortgaged Premises");

     WHEREAS, by a lease dated concurrently herewith (which lease as the same has been amended and supplemented is hereinafter called the "Lease"), Landlord leased to Tenant certain space in the Building constituting a part of the Mortgaged Premises; and

     WHEREAS, the Lease provides, among other things, that the Lease shall be subject and subordinate to all ground and/or underlying leases and to all mortgages on the fee or on any ground and/or underlying leases which may now or hereafter be placed on or affect such leases and/or the Land and/or Building, and the Lease is contingent upon the granting by Lender of a non-disturbance agreement.

     NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein, have agreed and hereby agree as follows:

     1. The Lease, as the same may hereafter be modified, amended or extended, is and shall be subject and subordinate to the Mortgage, to any and every additional mortgage on the Mortgaged Premises hereafter held by Lender, to each and every advance made or hereafter made under the Mortgage or any such additional mortgage, and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage and/or any such additional mortgage held by Lender; provided, however, and Lender agrees, that so long as no default by Tenant has occurred which has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle Landlord to terminate the Lease (hereinafter called an "event of default"), (i) Lender shall not join Tenant as a party defendant in any foreclosure action or proceeding which may be instituted or taken by Lender under the Mortgage or any such additional mortgage held by Lender by reason of any default thereunder, (ii) Tenant shall not be evicted from the premises demised by the Lease, (iii) Tenant's leasehold estate under the Lease shall not be terminated or disturbed or modified in any way (except as otherwise set forth in this Agreement), and (iv) none of Tenant's rights under the Lease shall be affected in any way by reason of any default under the Mortgage or any such additional mortgage, (except as otherwise set forth in this Agreement).

     2. Tenant hereby agrees that in the event of any act or omission by Landlord (other than an act or omission which is not capable of being remedied by Landlord within a reasonable period) which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to Lender by delivering such notice of such act or omission by registered mail, addressed to Lender at Lender's address as given herein or at the last address of Lender furnished to Tenant in writing, and (ii) until a reasonable period for remedying such act or omission shall have elapsed following such giving of notice and following the time when Lender shall have become entitled under the Mortgage or any additional mortgage to remedy the same, provided Lender, with reasonable diligence, shall thereafter have commenced and continued to remedy such act or omission or cause the same to be remedied. Tenant's agreement herein shall not apply to those situations specifically set forth in the Lease wherein Tenant has an express option to cancel and terminate the Lease in whole or in part.

     3. Without limitation of any of the provisions of the Lease, in the event that, by reason of any default on the part of the Landlord, Lender shall succeed to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Non- Disturbance Agreement, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to (1) attorn to Lender and to recognize Lender as its landlord, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment, or, at Lender's option (2) enter into a new lease with Lender, as Landlord, for the remaining term of the Lease and otherwise on the identical terms and conditions and with the same options, if any, then remaining, including all modifications set forth in this Non-Disturbance Agreement.

     4. If Lender shall succeed to the interest of Landlord or any successor to Landlord in no event shall Lender have any liability under the Lease prior to the date Lender shall succeed to the rights of Landlord under the Lease, nor any liability for offsets or defenses which

          Tenant might have had against Landlord, nor any liability for any default by Landlord under the Lease occurring prior to the date on which Lender shall have succeeded to the rights of Landlord under the Lease. In any event Lender shall have no personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Building for the satisfaction of tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease, the relationship of Landlord and Tenant thereunder or Tenant's use or occupancy of the leased premises. Lender makes no representation concerning any municipal, zoning or other requirements relating to the Mortgaged Premises and neither the foregoing provisions nor any other provisions of the lease or of this non-disturbance agreement shall be construed to impose any liability upon Lender for damages arising from the violation of applicable zoning regulations, variations or deviations from site plan approvals or from any other governmental approval or permit.

     5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease (other than an amendment, modification, surrender or cancellation pursuant to an express provision set forth in the Lease), shall be binding, upon or as against Lender, as holder of the Mortgage and/or any additional mortgage, and as landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender if, after thirty
          (30) days written notice to Lender (via certified mail,) Lender has not objected to same.

          Tenant agrees to provide Lender with any information requested that is reasonably related to said modification or amendment, and any such request for information shall toll the running the 30-day period until such date as Lender receives the information requested. Notices to Lender shall be sent to the following address:

                           State Street L.P.
                           One State Street Plaza
                           New York, New York  10004

     with copies to the following:

                           Roberts & Holland
                           825 Eighth Avenue
                           New York, New York  10019
                           Attention:  Elliot Pisem, Esq.


                           South Ferry Building Co.
                           One State Street Plaza
                           New York, New York  10004
                           Attention:  Eli Levitin, Esq.

     6. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successor and assigns, including, without limitation, any purchaser at a foreclosure sale and any grantee of a deed in lieu of foreclosure. As used herein "Lender" shall include any subsequent holder of the Mortgage or any additional mortgages held by Lender as aforesaid, or any subsequent ground lessor, mortgagee, grantee of a deed in lieu of foreclosure or purchaser at a foreclosure sale, and the successors or assigns of all the foregoing.

     IN WITNESS WHEREOF, the parties hereunto have duly executed this Agreement as of the day and year first above written.

ATTEST:                            STATE STREET, L.P.


                                  ----------------------------------------------

                                   By: /s/ ABRAHAM WOLFSON
                                       -----------------------------------------
                                   Abraham Wolfson  Gen. Partner South Ferry
                                   Building Company, Gen. PTNR South Ferry, L.P.



ATTEST:                            GKN SECURITIES CORP.


                                   ---------------------------------------------

                                   By: /s/ DAVID NUSSBAUM
                                       -----------------------------------------
                                       Chairman


ATTEST:                            SOUTH FERRY BUILDING COMPANY


                                   ---------------------------------------------

                                   By: /s/ ZEV WOLFSON
                                      -----------------------------------------
                                      Zev Wolfson                     Partner

STATE OF NEW YORK   )
                    )   ss.:
COUNTY OF NEW YORK  )


     On this 6 day of June, 1997, before me personally came David Nissbaum, to me known, who being by me duly sworn, did depose and say that he is the Chariman of GKN Securities Corp, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                      /s/ CARL GOODMAN
                                                      --------------------------
                                                          NOTARY PUBLIC
       [NOTARY STAMP]
        CARL GOODMAN
Notary Public, State of New York
    No. 01GO9821038
Qualified in Rockland County
Commission Expires March 30, 1998



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     On this 24th of June, 1997, before me personally came Abraham Wolf , to me known and known to me to be a Gen. Ptnr of the firm of South Ferry Building Company, the firm described in and which executed the foregoing instrument, and said Abraham Wolfson, being by me duly affirmed did depose and say that he is a member of said firm of South Ferry Building Company, Gen. Ptnr of South Ferry, L.P. and that he executed the foregoing instrument for and on behalf of said firm.


                                                      /s/ ANA D. FRATICELI
                                                      --------------------------
                                                          NOTARY PUBLIC
       [NOTARY STAMP]
      ANA D. FRATICELI
Notary Public, State of New York
      No. 01FR4980337
Qualified in New York County
Commission Expires May 10, 1998



STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )



     On this 24th day of June, 1997, before me personally came Zev Wolfson , to me known and known to me to be a Gen. Ptnr of the firm of South Ferry Building Company, the firm described in and which executed the foregoing instrument, and said Zev Wolfson , being by me duly affirmed did depose and say that he is a member of said firm of South Ferry Building Company and that he executed the foregoing instrument for and on behalf of said firm.



                                                      /s/ ANA D. FRATICELI
                                                      --------------------------
                                                          NOTARY PUBLIC
       [NOTARY STAMP]
      ANA D. FRATICELI
Notary Public, State of New York
      No. 01FR4980337
Qualified in New York County
Commission Expires May 10, 1998

[LOGO]
--------------------------------------------------------------------------------
 SOUTH FERRY BUILDING COMPANY o ONE STATE STREET PLAZA o NEW YORK, N.Y. 10004 o
                                 (212) 344-5210

June 6, 1997

GKN Securities, Inc.
61 Broadway
10th Floor
New York, New York 10006

Re: Lease Between  South Ferry Building Company and GKN Securities, Corp.


Dear Sirs:

Reference is made to that certain lease (the "Lease") between South Ferry Building Company ("Landlord") and GKN Securities, Inc. ("Tenant") dated June 6, 1997 covering the entire rentable portion of the 23rd and 24th floors in the building known as One State Street Plaza, New York, New York.

Whereas pursuant to Article 43 of the Lease, Tenant's Contribution under the Lease is $1,060,000.

Whereas, the Tenant's Final Plans consist of plans and specifications prepared by the Phillips Janson Group and Robert Derector Associates which were issued for construction on May 23, 1997 and which were initialed by Landlord and Tenant.

Whereas, a preliminary incomplete draft version of the Tenant's Final Plans were prepared by Phillips Janson Group and Robert Derector Associates which were issued for bid on March 28th, 1997 (the "Preliminary Plans").

The following sets forth the agreement of Landlord and Tenant:

1. Tenant may, at Tenant's option prior to the commencement of Landlord's Work but in any event not later than 5 business days after the date hereof, notify Landlord in writing (the "Change Notification") that Landlord's Work with respect to one or more of the items set forth in paragraph two (2) hereof shall be performed in all respects in accordance with the Preliminary Plans in lieu of the Tenant's Final Plans. The Change Notification shall set forth the specific item(s) in paragraph two (2) hereof which shall be performed in accordance with the Preliminary Plans. In the event that Tenant timely

SOUTH FERRY BUILDING COMPANY



Preliminary Plans. In the event that Tenant timely delivers the Change Notification to Landlord, Landlord's obligations to perform Landlord's Work shall be accordingly adjusted with respect to those item(s) specified by Tenant to be built in accordance with the Preliminary Plans and Tenant's Contribution shall be reduced by the amount(s) set forth in paragraph two (2) hereof which corresponds with the particular item(s) that shall be built in accordance with the Preliminary Plans.

2.   (a)  Lighting fixtures package - $27,000.00

     (b)  Storage room 2409a/2413a - $2,500.00

     Please confirm your agreement with the foregoing by signing a copy of this letter in the space provided.

                                        Sincerely,

                                        South Ferry Building Company

                                        By: /s/ [ILLEGIBLE]
                                            -----------------------------------
                                            Name:  [ILLEGIBLE]
                                            Title: General Partner


AGREED TO AND ACCEPTED:
GKN Securities Corp.

By: /s/ David M. Nussbaum
    -------------------------
    Name:  David M. Nussbaum
    Title: Chairman